UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Allspring Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31,

Registrant is making a filing for 6 of its series:

Allspring VT Discovery Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Omega Growth Fund, Allspring VT Opportunity Fund, and Allspring VT Small Cap Growth Fund.

Date of reporting period: December 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
December 31, 2021
Allspring VT Discovery Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Discovery Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Discovery Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Discovery Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT Discovery Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Discovery Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT Discovery Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	5-8-1992	-5.04	20.84	16.60	1.14	1.14
Russell 2500™ Growth Index[3]	–	5.04	17.65	15.75	–	–

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Discovery Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Discovery Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2500™ Growth Index, for the 12-month period that ended December 31, 2021.
■	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from relative performance.
■	Security selection in the industrials sector contributed to the Fund’s results.
From pandemic to reflation to caution.
For much of the past year, the U.S. economy experienced a sharp recovery fueled by optimism over the COVID-19 vaccine, the reopening of global economies, and a high level of policy stimulus. Within U.S. equities, leadership was tilted toward cyclicals and interest rate sensitive securities as long term inflation expectations spiked upward.
Later in the year, however, this exuberance dissipated as variants of COVID-19 emerged and renewed fears of global shutdowns. Labor shortages and supply chain constraints contributed to persistently high inflation and brought about hawkish signaling by the U.S. Federal Reserve Board, which announced that tapering of asset purchases would begin imminently. This triggered a rise in Treasury yields and contributed to a high level of overall market volatility as the year came to an end.
Despite the heightened volatility, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior long-term growth. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Ten largest holdings (%) as of December 31, 2021[1]
MongoDB Incorporated	3.50
Five9 Incorporated	2.98
Bill.com Holdings Incorporated	2.78
Globant SA	2.67
MercadoLibre Incorporated	2.44
Black Knight Incorporated	2.37
SiteOne Landscape Supply Incorporated	2.33
Teledyne Technologies Incorporated	2.25
Saia Incorporated	2.15
Generac Holdings Incorporated	2.15
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within IT and health care detracted from relative performance.
StoneCo. Limited, a detractor in IT, provides software and digital payment solutions to small and medium-size companies in Brazil. A failure within Brazil’s national registry for credit receivables resulted in an abnormally high volume of defaulted loans for StoneCo. Additionally, the global pandemic weighed heavily on consumers as elevated infection rates led to shuttered retail locations and escalating inflation reduced demand. As a result, transactions and margins were compressed for StoneCo. We continue to hold the position as we believe StoneCo.’s platform is providing indispensable solutions to Brazil’s economy; however, we are closely monitoring fundamentals.
Within health care, iRhythm Technologies, Incorporated, developed a next-generation monitoring device for patients with heart irregularities. In addition to extreme volatility in Medicare reimbursement rates, iRhythm’s experienced CEO unexpectedly announced his immediate departure. These factors triggered our sell discipline and exited the position for higher-conviction ideas.
Security selection within the industrials sector contributed to relative performance.
Within industrials, Saia, Incorporated, is a short-haul trucking company that specializes in e-commerce order fulfillment. The company is strategically expanding its network of terminals to meet demand. Despite rising costs, Saia exceeded revenue and operating income estimates during the year and announced a partnership to trial electric fleet trucks in Portland.
Generac Holdings Inc. provides commercial and residential generators and backup solar power solutions. In addition to backup generators, Generac has created a hybrid inverter for solar power, which has the capability to harvest and store solar energy. The company announced plans to increase capacity throughout the year to meet the rapid rise in demand for its products and reduce lead times. With innovative and high quality products to competitors, Generac is leading the industry in backup and solar power solutions.

8  |  Allspring VT Discovery Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Disruption created compelling long-term opportunities.
Over the past year, market sentiment has wavered violently as investors grappled with when the world will fully emerge from the pandemic. These rotations have been primarily fueled by macro headlines and have shifted leadership generally toward cyclical industries. It is our experience that attempting to time such short-term macro rotations is not a way to deliver consistent long-term performance.
As investors focused on innovation and disruption, we look for companies that can compound growth well beyond the current “trade.” It is our experience that fundamentals—not narratives—are truly what drive stock prices in the long run. By emphasizing companies on the “right side of change,” we are well positioned to take advantage of the massive shift from internet technologies and cloud computing, which are still in early stages of mass adoption.
As the economy and inflation ultimately cool down, disruptive growth stocks should be rewarded with premium valuations deserving of their scarce attributes. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption. While we anticipate that inflationary pressures, taper talks, and supply chains will continue to influence sentiment over the next year, we remain confident that “right side of change” companies will generate long-term superior returns for our clients.

Allspring VT Discovery Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$ 933.12	$5.51	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75	1.13%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring VT Discovery Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 99.30%
Communication services: 5.44%
Entertainment: 1.22%
Roku Incorporated †	11,800	$ 2,692,760
Interactive media & services: 4.22%
Bumble Incorporated Class A †	68,400	2,316,024
IAC/InterActiveCorp	22,472	2,937,315
ZoomInfo Technologies Incorporated †	63,500	4,076,700
		9,330,039
Consumer discretionary: 12.69%
Diversified consumer services: 1.16%
Mister Car Wash Incorporated †«	140,630	2,560,872
Hotels, restaurants & leisure: 3.34%
Chipotle Mexican Grill Incorporated †	2,700	4,720,275
Domino's Pizza Incorporated	4,694	2,648,965
		7,369,240
Internet & direct marketing retail: 5.88%
Etsy Incorporated †	15,711	3,439,766
Global-E Online Limited †«	65,300	4,139,367
MercadoLibre Incorporated †	4,003	5,397,645
		12,976,778
Leisure products: 1.50%
Callaway Golf Company †	121,010	3,320,514
Textiles, apparel & luxury goods: 0.81%
On Holding AG Class A †«	47,200	1,784,632
Financials: 3.78%
Banks: 0.92%
Silvergate Capital Corporation Class A †	13,700	2,030,340
Capital markets: 1.45%
MarketAxess Holdings Incorporated	7,800	3,207,906
Insurance: 1.41%
Goosehead Insurance Incorporated Class A	23,946	3,114,896
Health care: 23.72%
Biotechnology: 5.36%
Ascendis Pharma AS ADR †	10,948	1,472,834
CRISPR Therapeutics AG †	11,427	865,938
Mirati Therapeutics Incorporated †	10,500	1,540,245
Natera Incorporated †	39,323	3,672,375
ORIC Pharmaceuticals Incorporated †	40,140	590,058
Turning Point Therapeutics Incorporated †	22,637	1,079,785
Twist Bioscience Corporation †	16,310	1,262,231
Zentalis Pharmaceuticals Incorporated †	16,200	1,361,772
		11,845,238
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Health care equipment & supplies: 9.48%
ABIOMED Incorporated †	7,000	$ 2,514,190
DexCom Incorporated †	7,400	3,973,430
Heska Corporation †	13,632	2,487,704
Inari Medical Incorporated †	47,900	4,371,833
Insulet Corporation †	11,699	3,112,753
Shockwave Medical Incorporated †	25,052	4,467,523
		20,927,433
Health care providers & services: 3.97%
Amedisys Incorporated †	20,954	3,392,034
Oak Street Health Incorporated †«	53,824	1,783,727
Option Care Health Incorporated †	126,500	3,597,660
		8,773,421
Health care technology: 1.70%
Doximity Incorporated Class A †«	32,531	1,630,779
Inspire Medical Systems Incorporated †	9,200	2,116,552
		3,747,331
Life sciences tools & services: 3.21%
10x Genomics Incorporated Class A †	26,200	3,902,752
Bio-Rad Laboratories Incorporated Class A †	4,200	3,173,394
		7,076,146
Industrials: 15.99%
Aerospace & defense: 1.96%
Axon Enterprise Incorporated †	27,500	4,317,500
Building products: 3.58%
Advanced Drainage Systems Incorporated	25,400	3,457,702
Trex Company Incorporated †	32,900	4,442,487
		7,900,189
Commercial services & supplies: 2.12%
Casella Waste Systems Incorporated Class A †	54,919	4,691,181
Electrical equipment: 2.15%
Generac Holdings Incorporated †	13,500	4,750,920
Professional services: 1.70%
Clarivate plc †	159,611	3,754,051
Road & rail: 2.15%
Saia Incorporated †	14,100	4,752,123
Trading companies & distributors: 2.33%
SiteOne Landscape Supply Incorporated †	21,261	5,151,115
Information technology: 35.75%
Electronic equipment, instruments & components: 5.44%
Cognex Corporation	43,000	3,343,680
Novanta Incorporated †	21,000	3,702,930
Teledyne Technologies Incorporated †	11,400	4,980,546
		12,027,156
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Discovery Fund

Portfolio of investments—December 31, 2021

	Shares	Value
IT services: 10.20%
EPAM Systems Incorporated †	4,119	$ 2,753,346
Globant SA †	18,800	5,904,892
Marqeta Incorporated †	100,900	1,732,453
MongoDB Incorporated †	14,600	7,728,510
StoneCo Limited Class A †	53,819	907,388
WNS Holdings Limited ADR †	39,700	3,502,334
		22,528,923
Semiconductors & semiconductor equipment: 5.43%
Brooks Automation Incorporated	28,000	2,887,080
Enphase Energy Incorporated †	22,400	4,097,856
Impinj Incorporated †	23,600	2,093,320
MKS Instruments Incorporated	16,700	2,908,639
		11,986,895
Software: 14.68%
Avalara Incorporated †	27,300	3,524,703
Bill.com Holdings Incorporated †	24,666	6,145,534
Black Knight Incorporated †	63,100	5,230,359
Crowdstrike Holdings Incorporated Class A †	16,700	3,419,325
Elastic NV †	31,100	3,828,099
Five9 Incorporated †	47,900	6,577,628
Lightspeed Commerce Incorporated †	51,200	2,070,016
Olo Incorporated Class A †	77,600	1,614,856
		32,410,520
Real estate: 1.93%
Equity REITs: 1.93%
Rexford Industrial Realty Incorporated	52,400	4,250,164
Total Common stocks (Cost $160,959,407)		219,278,283

		Yield
Short-term investments: 6.29%
Investment companies: 6.29%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	2,530,623	2,530,623
Securities Lending Cash Investments LLC ♠∩∞		0.07	11,352,850	11,352,850
Total Short-term investments (Cost $13,883,473)				13,883,473
Total investments in securities (Cost $174,842,880)	105.59%			233,161,756
Other assets and liabilities, net	(5.59)			(12,338,876)
Total net assets	100.00%			$220,822,880

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  13

Portfolio of investments—December 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,400,578	$59,272,229	$(60,142,184)	$0	$0	$ 2,530,623	2,530,623	$ 908
Securities Lending Cash Investments LLC	3,816,800	93,220,742	(85,684,692)	0	0	11,352,850	11,352,850	2,366 #
				$0	$0	$13,883,473		$3,274

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Discovery Fund

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities (including $10,952,598 of securities loaned), at value (cost $160,959,407)	$ 219,278,283
Investments in affiliated securities, at value (cost $13,883,473)	13,883,473
Cash	1,364,370
Receivable for Fund shares sold	67,707
Receivable for dividends	12,657
Receivable for securities lending income, net	2,873
Prepaid expenses and other assets	3,137
Total assets	234,612,500
Liabilities
Payable upon receipt of securities loaned	11,352,850
Payable for investments purchased	2,074,572
Management fee payable	147,423
Payable for Fund shares redeemed	137,434
Distribution fee payable	49,064
Administration fee payable	15,725
Trustees’ fees and expenses payable	2,675
Accrued expenses and other liabilities	9,877
Total liabilities	13,789,620
Total net assets	$220,822,880
Net assets consist of
Paid-in capital	$ 111,509,806
Total distributable earnings	109,313,074
Total net assets	$220,822,880
Computation of net asset value per share
Net assets – Class 2	$ 220,822,880
Share outstanding – Class 2[1]	5,166,498
Net asset value per share – Class 2	$42.74
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  15

Statement of operations—year ended December 31, 2021

Investment income
Dividends	$ 199,811
Securities lending income (including from affiliate), net	41,723
Income from affiliated securities	908
Total investment income	242,442
Expenses
Management fee	1,811,675
Administration fee – Class 2	193,245
Distribution fee – Class 2	603,253
Custody and accounting fees	23,137
Professional fees	48,962
Shareholder report expenses	26,990
Trustees’ fees and expenses	19,219
Other fees and expenses	6,300
Total expenses	2,732,781
Net investment loss	(2,490,339)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	51,123,731
Net change in unrealized gains (losses) on investments	(60,409,976)
Net realized and unrealized gains (losses) on investments	(9,286,245)
Net decrease in net assets resulting from operations	$(11,776,584)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Discovery Fund

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment loss		$ (2,490,339)		$ (1,764,482)
Net realized gains on investments		51,123,731		17,877,734
Net change in unrealized gains (losses) on investments		(60,409,976)		82,373,027
Net increase (decrease) in net assets resulting from operations		(11,776,584)		98,486,279
Distributions to shareholders from
Net investment income and net realized gains – Class 2		(17,942,862)		(16,114,396)
Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	455,338	21,604,014	674,102	24,912,455
Reinvestment of distributions – Class 2	410,216	17,942,862	468,578	16,114,396
Payment for shares redeemed – Class 2	(952,059)	(44,958,194)	(1,018,571)	(35,934,160)
Net increase (decrease) in net assets resulting from capital share transactions		(5,411,318)		5,092,691
Total increase (decrease) in net assets		(35,130,764)		87,464,574
Net assets
Beginning of period		255,953,644		168,489,070
End of period		$220,822,880		$255,953,644
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$48.73	$32.85	$26.14	$31.74	$25.91
Net investment loss	(0.48)	(0.34)	(0.25)	(0.17)	(0.20)
Net realized and unrealized gains (losses) on investments	(1.89)	19.54	10.47	(1.39)	7.60
Total from investment operations	(2.37)	19.20	10.22	(1.56)	7.40
Distributions to shareholders from
Net realized gains	(3.62)	(3.32)	(3.51)	(4.04)	(1.57)
Net asset value, end of period	$42.74	$48.73	$32.85	$26.14	$31.74
Total return[1]	(5.04)%	62.65%	39.02%	(7.06)%	29.13%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.14%	1.16%	1.16%	1.16%
Net expenses	1.13%	1.14%	1.15%	1.15%	1.15%
Net investment loss	(1.03)%	(0.93)%	(0.79)%	(0.55)%	(0.68)%
Supplemental data
Portfolio turnover rate	57%	47%	71%	60%	75%
Net assets, end of period (000s omitted)	$220,823	$255,954	$168,489	$125,806	$145,175

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Discovery Fund

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Discovery Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the

Allspring VT Discovery Fund  |  19

Notes to financial statements
Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $174,956,909 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 71,007,338
Gross unrealized losses	(12,802,491)
Net unrealized gains	$ 58,204,847
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,541,539)	$2,541,539

20  |  Allspring VT Discovery Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 12,022,799	$0	$0	$ 12,022,799
Consumer discretionary	28,012,036	0	0	28,012,036
Financials	8,353,142	0	0	8,353,142
Health care	52,369,569	0	0	52,369,569
Industrials	35,317,079	0	0	35,317,079
Information technology	78,953,494	0	0	78,953,494
Real estate	4,250,164	0	0	4,250,164
Short-term investments
Investment companies	13,883,473	0	0	13,883,473
Total assets	$233,161,756	$0	$0	$233,161,756
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring VT Discovery Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.700
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2021 were $135,278,917 and $157,785,225, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds

22  |  Allspring VT Discovery Fund

Notes to financial statements
Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$1,213,146	$(1,213,146)	$0
Barclays Capital Incorporated	75,620	(75,620)	0
BNP Paribas Securities Corporation	440,589	(440,589)	0
Citigroup Global Markets Incorporated	2,421,930	(2,421,930)	0
JPMorgan Securities LLC	1,403,916	(1,403,916)	0
Morgan Stanley & Company LLC	5,397,397	(5,397,397)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year ended December 31
	2021	2020
Ordinary income	$ 0	$ 688,096
Long-term capital gain	17,942,862	15,426,300
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$51,108,227	$58,204,847
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate

Allspring VT Discovery Fund  |  23

Notes to financial statements
agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring VT Discovery Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Discovery Fund (formerly, Wells Fargo VT Discovery Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

Allspring VT Discovery Fund  |  25

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $17,942,862 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	3,290,626
Shares voted “Against”	317,568
Shares voted “Abstain”	242,927
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	2,785,034
Shares voted “Against”	319,299
Shares voted “Abstain”	746,788
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring VT Discovery Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring VT Discovery Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

28  |  Allspring VT Discovery Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Discovery Fund  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0122-00225 02-22
AVT1/AR147 12-21

Annual Report
December 31, 2021
Allspring
VT Index Asset Allocation Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT Index Asset Allocation Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®‡, FRM, Petros N. Bocray, CFA®‡, FRM, Christian L. Chan, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	4-15-1994	16.00	12.11	11.91	1.14	1.00
Index Asset Allocation Blended Index[3]	–	15.50	12.47	11.44	–	–
Bloomberg U.S. Treasury Index[4]	–	-2.32	3.07	2.13	–	–
S&P 500 Index[5]	–	28.71	18.47	16.55	–	–

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2021.
■	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, contributed to performance during the period.
■	The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Despite concerns about higher inflation and the spread of new COVID-19 variants, equity markets posted sizable gains in 2021 as economies continued to rebound from the depths of the COVID-19 pandemic. The National Bureau of Economic Research's Business Cycle Dating Committee said the COVID-19-induced recession of 2020 lasted two months. According to the committee, economic activity peaked in February 2020 and then the economic bottom was in April 2020, making it the shortest recession in the record books. Recoveries start at the bottom, though it may take a while to fully recover.
Ten largest holdings (%) as of December 31, 2021[1]
Apple Incorporated	4.11
Microsoft Corporation	3.76
Amazon.com Incorporated	2.17
Alphabet Incorporated Class A	1.30
Tesla Motors Incorporated	1.27
Alphabet Incorporated Class C	1.21
Meta Platforms Incorporated Class A	1.19
NVIDIA Corporation	1.08
Berkshire Hathaway Incorporated Class B	0.82
UnitedHealth Group Incorporated	0.71
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During the 12-month period as a whole, U.S. equity markets—as measured by the S&P 500 Index—rose by 28.71%. There was a wide variety of returns across sectors. For the year, energy stocks gained 50.02% while defensive staples and utilities returned 7.56% and 7.33%, respectively. Overseas, international equity market returns, although positive, were a bit more subdued. The MSCI ACWI ex USA Index (Net)*—a measure of international developed and emerging market stocks—gained 7.82% during the period.
U.S. Treasury yields rose during the 12-month period. The yield on 30-year U.S. Treasury bonds rose by 0.25% to end the period at 1.90%, while yields on 10-year U.S. Treasury notes rose by 0.59% to end the period at 1.51%. Higher yields had an adverse impact on U.S. Treasury bond prices, which move in opposite directions. The Bloomberg 20+ Year U.S. Treasury Index**, a measure of longer-dated U.S. Treasury bonds, lost 4.37% during the 12-month period.
Tactical asset allocation shifts contributed to performance during the 12-month period.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate the holdings of the Bloomberg U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 66.5% stocks, 38.0% bonds, and -4.5% effective cash. During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes.
The team maintained an overweight to stocks throughout the 12-month period. The tactical tilt toward equities—implemented with long positions in S&P 500 futures—contributed handsomely to performance as stocks continued to climb higher during the period. Meanwhile, a short position in 10-year Treasury futures, which was implemented in March 2021 and closed in early July, detracted from performance amid a decline in yields.
The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained an overweight to equities and an underweight to Treasuries.
On the whole, the tactical futures overlay positions implemented during the 12-month period contributed approximately 1.5% to the performance of the overall Fund.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.
**	Bloomberg 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

8  |  Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Outlook
The year 2020 was a year when investors anticipated a recovery, so market multiples like price/earnings ratios shot higher. The year 2021 was a year when earnings did the heavy lifting and returns were mostly from earnings growth, not multiple expansion. We think 2022 could be a year when earnings will still likely do the heavy lifting and multiples can take different paths depending on the country, sector, and company. Some areas look like there is room for multiples to expand, like in smaller- and mid-cap stocks, with value more so than growth. Late in 2021, the Federal Reserve started to taper its asset purchases and may stop asset purchases in mid-March 2022, with hikes possible in March or May. Globally, there is a mixture of central bank policies to contend with.
Allocation (%) as of December 31, 2021
	Neutral allocation	Effective allocation[1]
Stocks	60	66
Bonds	40	38
Effective Cash	0	(4)
[1]	Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.
Our outlook calls for stronger growth and lower inflation in 2022. Growth was very erratic in 2021. Globally, the year started strong but weakened in the second half. So, maybe we could get a reacceleration to a more sustainable growth rate in 2022. Inflation shot up like a hockey stick, but many of the forces at work, to us, look like they could fade as we move through the first and second quarter of 2022. Policies are parting ways from the pandemic response to more normal conditions. Different countries will walk that path at different paces. We think the return of diversity and normality across policy, consumer, and business activity could create significant investment opportunities in 2022.
We will continue to monitor the situation carefully and stand ready to adjust exposures as needed.

Allspring VT Index Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,070.78	$5.22	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 60.08%
Communication services: 6.11%
Diversified telecommunication services: 0.60%
AT&T Incorporated	8,863	$ 218,030
Lumen Technologies Incorporated	1,144	14,357
Verizon Communications Incorporated	5,141	267,126
		499,513
Entertainment: 1.00%
Activision Blizzard Incorporated	966	64,268
Electronic Arts Incorporated	349	46,033
Live Nation Entertainment Incorporated †	165	19,749
Netflix Incorporated †	548	330,137
Take-Two Interactive Software Incorporated †	143	25,414
The Walt Disney Company †	2,251	348,657
		834,258
Interactive media & services: 3.80%
Alphabet Incorporated Class A †	372	1,077,699
Alphabet Incorporated Class C †	347	1,004,078
Match Group Incorporated †	350	46,288
Meta Platforms Incorporated Class A †	2,929	985,169
Twitter Incorporated †	994	42,961
		3,156,195
Media: 0.61%
Charter Communications Incorporated Class A †	152	99,099
Comcast Corporation Class A	5,648	284,264
Discovery Incorporated Class A †	209	4,920
Discovery Incorporated Class C †	375	8,588
DISH Network Corporation Class A †	308	9,992
Fox Corporation Class A	397	14,649
Fox Corporation Class B	182	6,237
Interpublic Group of Companies Incorporated	486	18,201
News Corporation Class A	484	10,798
News Corporation Class B	149	3,353
Omnicom Group Incorporated	262	19,197
ViacomCBS Incorporated Class B	754	22,756
		502,054
Wireless telecommunication services: 0.10%
T-Mobile US Incorporated †	724	83,970
Consumer discretionary: 7.53%
Auto components: 0.08%
Aptiv plc †	333	54,928
BorgWarner Incorporated	296	13,341
		68,269
Automobiles: 1.52%
Ford Motor Company	4,828	100,278
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Automobiles (continued)
General Motors Company †	1,797	$ 105,358
Tesla Motors Incorporated †	1,003	1,059,950
		1,265,586
Distributors: 0.09%
Genuine Parts Company	176	24,675
LKQ Corporation	332	19,930
Pool Corporation	50	28,300
		72,905
Hotels, restaurants & leisure: 1.18%
Booking Holdings Incorporated †	51	122,361
Caesars Entertainment Incorporated †	263	24,598
Carnival Corporation †	983	19,778
Chipotle Mexican Grill Incorporated †	35	61,189
Darden Restaurants Incorporated	160	24,102
Domino's Pizza Incorporated	45	25,395
Expedia Group Incorporated †	180	32,530
Hilton Worldwide Holdings Incorporated †	344	53,661
Las Vegas Sands Corporation †	423	15,922
Marriott International Incorporated Class A †	336	55,521
McDonald's Corporation	926	248,233
MGM Resorts International	480	21,542
Norwegian Cruise Line Holdings Limited †	448	9,292
Penn National Gaming Incorporated †	206	10,681
Royal Caribbean Cruises Limited †	275	21,148
Starbucks Corporation	1,461	170,893
Wynn Resorts Limited †	129	10,970
Yum! Brands Incorporated	363	50,406
		978,222
Household durables: 0.23%
D.R. Horton Incorporated	403	43,705
Garmin Limited	187	25,464
Lennar Corporation Class A	335	38,914
Mohawk Industries Incorporated †	68	12,388
Newell Rubbermaid Incorporated	468	10,221
NVR Incorporated †	4	23,635
PulteGroup Incorporated	311	17,777
Whirlpool Corporation	74	17,365
		189,469
Internet & direct marketing retail: 2.27%
Amazon.com Incorporated †	539	1,797,204
eBay Incorporated	774	51,471
Etsy Incorporated †	155	33,936
		1,882,611
Leisure products: 0.02%
Hasbro Incorporated	160	16,285
Multiline retail: 0.30%
Dollar General Corporation	289	68,155
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Multiline retail (continued)
Dollar Tree Incorporated †	278	$ 39,065
Target Corporation	605	140,021
		247,241
Specialty retail: 1.44%
Advance Auto Parts Incorporated	77	18,471
AutoZone Incorporated †	26	54,506
Bath & Body Works Incorporated	326	22,752
Best Buy Company Incorporated	273	27,737
CarMax Incorporated †	200	26,046
Lowe's Companies Incorporated	857	221,517
O'Reilly Automotive Incorporated †	83	58,617
Ross Stores Incorporated	440	50,283
The Gap Incorporated	264	4,660
The Home Depot Incorporated	1,308	542,833
The TJX Companies Incorporated	1,488	112,969
Tractor Supply Company	140	33,404
Ulta Beauty Incorporated †	67	27,627
		1,201,422
Textiles, apparel & luxury goods: 0.40%
Nike Incorporated Class B	1,580	263,339
PVH Corporation	87	9,279
Ralph Lauren Corporation	59	7,013
Tapestry Incorporated	339	13,763
Under Armour Incorporated Class A †	231	4,895
Under Armour Incorporated Class C †	266	4,799
VF Corporation	403	29,508
		332,596
Consumer staples: 3.54%
Beverages: 0.85%
Brown-Forman Corporation Class B	226	16,466
Constellation Brands Incorporated Class A	203	50,947
Molson Coors Brewing Company Class B	232	10,753
Monster Beverage Corporation †	464	44,563
PepsiCo Incorporated	1,716	298,086
The Coca-Cola Company	4,818	285,274
		706,089
Food & staples retailing: 0.84%
Costco Wholesale Corporation	548	311,100
Sysco Corporation	634	49,801
The Kroger Company	841	38,064
Walgreens Boots Alliance Incorporated	889	46,370
Walmart Incorporated	1,765	255,378
		700,713
Food products: 0.53%
Archer Daniels Midland Company	693	46,840
Campbell Soup Company	250	10,865
ConAgra Foods Incorporated	594	20,285
General Mills Incorporated	752	50,670
Hormel Foods Corporation	350	17,084
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  13

Portfolio of investments—December 31, 2021

	Shares	Value
Food products (continued)
Kellogg Company	317	$ 20,421
Lamb Weston Holdings Incorporated	180	11,408
McCormick & Company Incorporated	309	29,852
Mondelez International Incorporated Class A	1,729	114,650
The Hershey Company	180	34,825
The J.M. Smucker Company	134	18,200
The Kraft Heinz Company	879	31,556
Tyson Foods Incorporated Class A	365	31,813
		438,469
Household products: 0.84%
Church & Dwight Company Incorporated	303	31,058
Colgate-Palmolive Company	1,044	89,095
Kimberly-Clark Corporation	417	59,598
The Clorox Company	151	26,328
The Procter & Gamble Company	3,002	491,067
		697,146
Personal products: 0.13%
The Estee Lauder Companies Incorporated Class A	287	106,247
Tobacco: 0.35%
Altria Group Incorporated	2,276	107,860
Philip Morris International Incorporated	1,929	183,255
		291,115
Energy: 1.60%
Energy equipment & services: 0.12%
Baker Hughes Incorporated	1,080	25,985
Halliburton Company	1,106	25,294
Schlumberger Limited	1,743	52,203
		103,482
Oil, gas & consumable fuels: 1.48%
APA Corporation	444	11,939
Cabot Oil & Gas Corporation	1,001	19,019
Chevron Corporation	2,388	280,232
ConocoPhillips	1,629	117,581
Devon Energy Corporation	775	34,139
Diamondback Energy Incorporated	209	22,541
EOG Resources Incorporated	722	64,135
Exxon Mobil Corporation	5,239	320,574
Hess Corporation	340	25,170
Kinder Morgan Incorporated	2,415	38,302
Marathon Oil Corporation	957	15,714
Marathon Petroleum Corporation	758	48,504
Occidental Petroleum Corporation	1,092	31,657
ONEOK Incorporated	552	32,436
Phillips 66	541	39,201
Pioneer Natural Resources Company	280	50,926
The Williams Companies Incorporated	1,502	39,112
Valero Energy Corporation	506	38,006
		1,229,188
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Financials: 6.42%
Banks: 2.38%
Bank of America Corporation	8,915	$ 396,628
Citigroup Incorporated	2,455	148,257
Citizens Financial Group Incorporated	526	24,854
Comerica Incorporated	161	14,007
Fifth Third Bancorp	846	36,843
First Republic Bank	221	45,639
Huntington Bancshares Incorporated	1,789	27,586
JPMorgan Chase & Company	3,660	579,561
KeyCorp	1,150	26,600
M&T Bank Corporation	158	24,266
People's United Financial Incorporated	528	9,409
PNC Financial Services Group Incorporated	522	104,671
Regions Financial Corporation	1,177	25,659
Signature Bank	74	23,937
SVB Financial Group †	73	49,512
Truist Financial Corporation	1,649	96,549
US Bancorp	1,671	93,860
Wells Fargo & Company	4,931	236,589
Zions Bancorporation	192	12,127
		1,976,554
Capital markets: 1.79%
Ameriprise Financial Incorporated	138	41,629
Bank of New York Mellon Corporation	939	54,537
BlackRock Incorporated	178	162,970
Cboe Global Markets Incorporated	131	17,082
CME Group Incorporated	445	101,665
FactSet Research Systems Incorporated	46	22,356
Franklin Resources Incorporated	347	11,621
Intercontinental Exchange Incorporated	698	95,465
Invesco Limited	420	9,668
MarketAxess Holdings Incorporated	47	19,330
Moody's Corporation	200	78,116
Morgan Stanley	1,776	174,332
MSCI Incorporated	102	62,494
Northern Trust Corporation	257	30,740
Raymond James Financial Incorporated	227	22,791
S&P Global Incorporated	298	140,635
State Street Corporation	451	41,943
T. Rowe Price Group Incorporated	278	54,666
The Charles Schwab Corporation	1,859	156,342
The Goldman Sachs Group Incorporated	420	160,671
The NASDAQ Incorporated	144	30,241
		1,489,294
Consumer finance: 0.33%
American Express Company	776	126,954
Capital One Financial Corporation	525	76,172
Discover Financial Services	362	41,833
Synchrony Financial	674	31,267
		276,226
Diversified financial services: 0.82%
Berkshire Hathaway Incorporated Class B †	2,270	678,730
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  15

Portfolio of investments—December 31, 2021

	Shares	Value
Insurance: 1.10%
AFLAC Incorporated	753	$ 43,968
American International Group Incorporated	1,027	58,395
Aon plc Class A	272	81,752
Arthur J. Gallagher & Company	256	43,436
Assurant Incorporated	70	10,910
Brown & Brown Incorporated	290	20,381
Chubb Limited	533	103,034
Cincinnati Financial Corporation	185	21,077
Everest Reinsurance Group Limited	49	13,422
Globe Life Incorporated	113	10,590
Lincoln National Corporation	209	14,266
Loews Corporation	248	14,324
Marsh & McLennan Companies Incorporated	625	108,638
MetLife Incorporated	885	55,304
Principal Financial Group Incorporated	304	21,988
Progressive Corporation	724	74,319
Prudential Financial Incorporated	467	50,548
The Allstate Corporation	354	41,648
The Hartford Financial Services Group Incorporated	420	28,997
The Travelers Companies Incorporated	304	47,555
W.R. Berkley Corporation	172	14,171
Willis Towers Watson plc	153	36,336
		915,059
Health care: 8.00%
Biotechnology: 1.07%
AbbVie Incorporated	2,188	296,255
Amgen Incorporated	696	156,579
Biogen Incorporated †	182	43,665
Gilead Sciences Incorporated	1,554	112,836
Incyte Corporation †	230	16,882
Moderna Incorporated †	440	111,751
Regeneron Pharmaceuticals Incorporated †	131	82,729
Vertex Pharmaceuticals Incorporated †	314	68,954
		889,651
Health care equipment & supplies: 1.83%
Abbott Laboratories	2,192	308,502
ABIOMED Incorporated †	56	20,114
Align Technology Incorporated †	91	59,803
Baxter International Incorporated	619	53,135
Becton Dickinson & Company	356	89,527
Boston Scientific Corporation †	1,762	74,850
Dentsply Sirona Incorporated	270	15,063
DexCom Incorporated †	120	64,434
Edwards Lifesciences Corporation †	773	100,142
Hologic Incorporated †	315	24,116
IDEXX Laboratories Incorporated †	106	69,797
Intuitive Surgical Incorporated †	442	158,811
Medtronic plc	1,666	172,348
ResMed Incorporated	180	46,886
STERIS plc	123	29,939
Stryker Corporation	413	110,444
Teleflex Incorporated	58	19,052
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Health care equipment & supplies (continued)
The Cooper Companies Incorporated	61	$ 25,555
West Pharmaceutical Services Incorporated	92	43,149
Zimmer Biomet Holdings Incorporated	258	32,776
		1,518,443
Health care providers & services: 1.67%
AmerisourceBergen Corporation	185	24,585
Anthem Incorporated	300	139,062
Cardinal Health Incorporated	348	17,919
Centene Corporation †	722	59,493
Cigna Corporation	409	93,919
CVS Health Corporation	1,636	168,770
DaVita HealthCare Partners Incorporated †	79	8,987
HCA Healthcare Incorporated	296	76,048
Henry Schein Incorporated †	171	13,258
Humana Incorporated	159	73,754
Laboratory Corporation of America Holdings †	118	37,077
McKesson Corporation	188	46,731
Quest Diagnostics Incorporated	151	26,125
UnitedHealth Group Incorporated	1,167	585,997
Universal Health Services Incorporated Class B	90	11,669
		1,383,394
Health care technology: 0.04%
Cerner Corporation	365	33,898
Life sciences tools & services: 1.16%
Agilent Technologies Incorporated	374	59,709
Bio-Rad Laboratories Incorporated Class A †	27	20,400
Bio-Techne Corporation	49	25,350
Charles River Laboratories International Incorporated †	63	23,737
Danaher Corporation	788	259,260
Illumina Incorporated †	194	73,805
IQVIA Holdings Incorporated †	236	66,585
Mettler-Toledo International Incorporated †	29	49,219
PerkinElmer Incorporated	156	31,365
Thermo Fisher Scientific Incorporated	489	326,280
Waters Corporation †	76	28,318
		964,028
Pharmaceuticals: 2.23%
Bristol-Myers Squibb Company	2,747	171,275
Catalent Incorporated †	211	27,014
Eli Lilly & Company	985	272,077
Johnson & Johnson	3,267	558,886
Merck & Company Incorporated	3,134	240,190
Organon & Company	316	9,622
Pfizer Incorporated	6,989	412,700
Viatris Incorporated	1,493	20,200
Zoetis Incorporated	585	142,758
		1,854,722
Industrials: 4.67%
Aerospace & defense: 0.81%
General Dynamics Corporation	287	59,831
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  17

Portfolio of investments—December 31, 2021

	Shares	Value
Aerospace & defense (continued)
Howmet Aerospace Incorporated	474	$ 15,087
Huntington Ingalls Industries Incorporated	48	8,964
L3Harris Technologies Incorporated	243	51,817
Lockheed Martin Corporation	304	108,045
Northrop Grumman Corporation	185	71,608
Raytheon Technologies Corporation	1,853	159,469
Textron Incorporated	271	20,921
The Boeing Company †	681	137,099
TransDigm Group Incorporated †	65	41,358
		674,199
Air freight & logistics: 0.38%
C.H. Robinson Worldwide Incorporated	160	17,221
Expeditors International of Washington Incorporated	209	28,067
FedEx Corporation	302	78,109
United Parcel Service Incorporated Class B	904	193,763
		317,160
Airlines: 0.12%
Alaska Air Group Incorporated †	153	7,971
American Airlines Group Incorporated †	797	14,314
Delta Air Lines Incorporated †	787	30,756
Southwest Airlines Company †	733	31,402
United Airlines Holdings Incorporated †	397	17,381
		101,824
Building products: 0.31%
A.O. Smith Corporation	164	14,079
Allegion plc	110	14,568
Carrier Global Corporation	1,072	58,145
Fortune Brands Home & Security Incorporated	167	17,852
Johnson Controls International plc	878	71,390
Masco Corporation	301	21,136
Trane Technologies plc	294	59,397
		256,567
Commercial services & supplies: 0.26%
Cintas Corporation	109	48,306
Copart Incorporated †	263	39,876
Republic Services Incorporated	259	36,118
Rollins Incorporated	281	9,613
Waste Management Incorporated	477	79,611
		213,524
Construction & engineering: 0.02%
Quanta Services Incorporated	176	20,180
Electrical equipment: 0.33%
AMETEK Incorporated	286	42,053
Eaton Corporation plc	493	85,200
Emerson Electric Company	741	68,891
Generac Holdings Incorporated †	78	27,450
Rockwell Automation Incorporated	143	49,886
		273,480
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Industrial conglomerates: 0.60%
3M Company	713	$ 126,650
General Electric Company	1,357	128,196
Honeywell International Incorporated	852	177,651
Roper Technologies Incorporated	131	64,434
		496,931
Machinery: 0.91%
Caterpillar Incorporated	667	137,896
Cummins Incorporated	176	38,393
Deere & Company	348	119,326
Dover Corporation	178	32,325
Fortive Corporation	444	33,873
IDEX Corporation	93	21,978
Illinois Tool Works Incorporated	353	87,120
Ingersoll Rand Incorporated	504	31,182
Otis Worldwide Corporation	525	45,712
PACCAR Incorporated	430	37,952
Parker-Hannifin Corporation	160	50,899
Pentair plc	204	14,898
Snap-on Incorporated	66	14,215
Stanley Black & Decker Incorporated	201	37,913
Wabtec Corporation	230	21,185
Xylem Incorporated	222	26,622
		751,489
Professional services: 0.26%
Equifax Incorporated	151	44,211
IHS Markit Limited	492	65,397
Jacobs Engineering Group Incorporated	160	22,277
Leidos Holdings Incorporated	173	15,380
Nielsen Holdings plc	442	9,065
Robert Half International Incorporated	137	15,278
Verisk Analytics Incorporated	198	45,289
		216,897
Road & rail: 0.55%
CSX Corporation	2,749	103,362
J.B. Hunt Transport Services Incorporated	103	21,053
Norfolk Southern Corporation	300	89,313
Old Dominion Freight Line Incorporated	115	41,214
Union Pacific Corporation	797	200,788
		455,730
Trading companies & distributors: 0.12%
Fastenal Company	711	45,547
United Rentals Incorporated †	89	29,574
W.W. Grainger Incorporated	53	27,467
		102,588
Information technology: 17.49%
Communications equipment: 0.55%
Arista Networks Incorporated †	276	39,675
Cisco Systems Incorporated	5,230	331,425
F5 Networks Incorporated †	74	18,109
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  19

Portfolio of investments—December 31, 2021

	Shares	Value
Communications equipment (continued)
Juniper Networks Incorporated	402	$ 14,355
Motorola Solutions Incorporated	208	56,514
		460,078
Electronic equipment, instruments & components: 0.41%
Amphenol Corporation Class A	740	64,720
CDW Corporation of Delaware	167	34,198
Corning Incorporated	949	35,331
IPG Photonics Corporation †	43	7,402
Keysight Technologies Incorporated †	226	46,671
TE Connectivity Limited	403	65,020
Teledyne Technologies Incorporated †	58	25,340
Trimble Incorporated †	310	27,029
Zebra Technologies Corporation Class A †	66	39,283
		344,994
IT services: 2.70%
Accenture plc Class A	783	324,593
Akamai Technologies Incorporated †	200	23,408
Automatic Data Processing Incorporated	521	128,468
Broadridge Financial Solutions Incorporated	144	26,326
Cognizant Technology Solutions Corporation Class A	650	57,668
DXC Technology Company †	310	9,979
EPAM Systems Incorporated †	70	46,792
Fidelity National Information Services Incorporated	754	82,299
Fiserv Incorporated †	735	76,286
FleetCor Technologies Incorporated †	100	22,384
Gartner Incorporated †	102	34,101
Global Payments Incorporated	359	48,530
International Business Machines Corporation	1,112	148,630
Jack Henry & Associates Incorporated	91	15,196
MasterCard Incorporated Class A	1,073	385,550
Paychex Incorporated	396	54,054
PayPal Holdings Incorporated †	1,457	274,761
VeriSign Incorporated †	118	29,951
Visa Incorporated Class A	2,078	450,323
		2,239,299
Semiconductors & semiconductor equipment: 3.81%
Advanced Micro Devices Incorporated †	1,479	212,828
Analog Devices Incorporated	664	116,711
Applied Materials Incorporated	1,112	174,984
Broadcom Incorporated	509	338,694
Enphase Energy Incorporated †	166	30,368
Intel Corporation	5,032	259,148
KLA Corporation	187	80,431
Lam Research Corporation	174	125,132
Microchip Technology Incorporated	684	59,549
Micron Technology Incorporated	1,379	128,454
Monolithic Power Systems Incorporated	53	26,146
NVIDIA Corporation	3,056	898,800
NXP Semiconductors NV	328	74,712
Qorvo Incorporated †	135	21,113
Qualcomm Incorporated	1,379	252,178
Skyworks Solutions Incorporated	203	31,493
The accompanying notes are an integral part of these financial statements.

20  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Solaredge Technologies Incorporated †	64	$ 17,956
Teradyne Incorporated	201	32,870
Texas Instruments Incorporated	1,141	215,044
Xilinx Incorporated	304	64,457
		3,161,068
Software: 5.72%
Adobe Incorporated †	589	333,998
ANSYS Incorporated †	108	43,321
Autodesk Incorporated †	271	76,202
Cadence Design Systems Incorporated †	342	63,732
Ceridian HCM Holding Incorporated †	167	17,445
Citrix Systems Incorporated	152	14,378
Fortinet Incorporated †	167	60,020
Intuit Incorporated	351	225,770
Microsoft Corporation	9,281	3,121,386
NortonLifeLock Incorporated	719	18,680
Oracle Corporation	1,999	174,333
Paycom Software Incorporated †	60	24,911
PTC Incorporated †	130	15,750
Salesforce.com Incorporated †	1,211	307,751
ServiceNow Incorporated †	246	159,681
Synopsys Incorporated †	188	69,278
Tyler Technologies Incorporated †	51	27,435
		4,754,071
Technology hardware, storage & peripherals: 4.30%
Apple Incorporated	19,231	3,414,849
Hewlett Packard Enterprise Company	1,615	25,469
HP Incorporated	1,425	53,680
NetApp Incorporated	276	25,389
Seagate Technology Holdings plc	252	28,471
Western Digital Corporation †	383	24,975
		3,572,833
Materials: 1.54%
Chemicals: 1.07%
Air Products & Chemicals Incorporated	274	83,367
Albemarle Corporation	144	33,663
Celanese Corporation Series A	134	22,520
CF Industries Holdings Incorporated	263	18,615
Corteva Incorporated	902	42,647
Dow Incorporated	913	51,785
DuPont de Nemours Incorporated	640	51,699
Eastman Chemical Company	165	19,950
Ecolab Incorporated	308	72,254
FMC Corporation	156	17,143
International Flavors & Fragrances Incorporated	314	47,304
Linde plc	635	219,983
LyondellBasell Industries NV Class A	325	29,975
PPG Industries Incorporated	293	50,525
The Mosaic Company	455	17,877
The Sherwin-Williams Company	299	105,296
		884,603
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  21

Portfolio of investments—December 31, 2021

	Shares	Value
Construction materials: 0.08%
Martin Marietta Materials Incorporated	77	$ 33,920
Vulcan Materials Company	163	33,836
		67,756
Containers & packaging: 0.18%
Amcor plc	1,902	22,843
Avery Dennison Corporation	102	22,090
Ball Corporation	401	38,604
International Paper Company	479	22,503
Packaging Corporation of America	117	15,930
Sealed Air Corporation	183	12,347
WestRock Company	330	14,639
		148,956
Metals & mining: 0.21%
Freeport-McMoRan Incorporated	1,808	75,448
Newmont Corporation	993	61,586
Nucor Corporation	352	40,181
		177,215
Real estate: 1.67%
Equity REITs: 1.62%
Alexandria Real Estate Equities Incorporated	175	39,018
American Tower Corporation	565	165,263
AvalonBay Communities Incorporated	173	43,698
Boston Properties Incorporated	176	20,272
Crown Castle International Corporation	536	111,885
Digital Realty Trust Incorporated	352	62,258
Duke Realty Corporation	472	30,982
Equinix Incorporated	112	94,734
Equity Residential	422	38,191
Essex Property Trust Incorporated	81	28,531
Extra Space Storage Incorporated	165	37,410
Federal Realty Investment Trust	86	11,724
Healthpeak Properties Incorporated	667	24,072
Host Hotels & Resorts Incorporated †	882	15,338
Iron Mountain Incorporated	359	18,786
Kimco Realty Corporation	765	18,857
Mid-America Apartment Communities Incorporated	142	32,580
Prologis Incorporated	918	154,554
Public Storage Incorporated	189	70,792
Realty Income Corporation	702	50,256
Regency Centers Corporation	190	14,317
SBA Communications Corporation	136	52,907
Simon Property Group Incorporated	407	65,026
UDR Incorporated	360	21,596
Ventas Incorporated	494	25,253
Vornado Realty Trust	196	8,205
Welltower Incorporated	540	46,316
Weyerhaeuser Company	928	38,215
		1,341,036
Real estate management & development: 0.05%
CBRE Group Incorporated Class A †	413	44,815
The accompanying notes are an integral part of these financial statements.

22  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Utilities: 1.51%
Electric utilities: 0.97%
Alliant Energy Corporation	310	$ 19,056
American Electric Power Company Incorporated	626	55,695
Duke Energy Corporation	956	100,284
Edison International	473	32,282
Entergy Corporation	248	27,937
Evergy Incorporated	284	19,485
Eversource Energy	428	38,939
Exelon Corporation	1,219	70,409
FirstEnergy Corporation	674	28,032
NextEra Energy Incorporated	2,443	228,078
NRG Energy Incorporated	303	13,053
Pinnacle West Capital Corporation	140	9,883
PPL Corporation	932	28,016
The Southern Company	1,319	90,457
Xcel Energy Incorporated	669	45,291
		806,897
Gas utilities: 0.02%
Atmos Energy Corporation	163	17,078
Independent power & renewable electricity producers: 0.03%
AES Corporation	828	20,120
Multi-utilities: 0.44%
Ameren Corporation	319	28,394
CenterPoint Energy Incorporated	778	21,714
CMS Energy Corporation	360	23,418
Consolidated Edison Incorporated	439	37,455
Dominion Energy Incorporated	1,005	78,953
DTE Energy Company	240	28,690
NiSource Incorporated	486	13,418
Public Service Enterprise Group Incorporated	629	41,973
Sempra Energy	396	52,383
WEC Energy Group Incorporated	391	37,954
		364,352
Water utilities: 0.05%
American Water Works Company Incorporated	224	42,305
Total Common stocks (Cost $20,346,895)		49,911,089

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 36.77%
U.S. Treasury Bond	1.13%	5-15-2040	$109,000	95,537
U.S. Treasury Bond	1.13	8-15-2040	145,000	126,603
U.S. Treasury Bond	1.25	5-15-2050	120,000	101,902
U.S. Treasury Bond	1.38	11-15-2040	87,000	79,286
U.S. Treasury Bond	1.38	8-15-2050	151,000	132,272
U.S. Treasury Bond	1.63	11-15-2050	87,000	81,056
U.S. Treasury Bond	1.75	8-15-2041	225,000	218,145
U.S. Treasury Bond	1.88	2-15-2041	208,000	205,879
U.S. Treasury Bond	1.88	2-15-2051	221,000	218,652
U.S. Treasury Bond	2.00	2-15-2050	152,000	154,393
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  23

Portfolio of investments—December 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	2.25%	8-15-2046	$106,000	$ 112,078
U.S. Treasury Bond	2.25	8-15-2049	108,000	115,590
U.S. Treasury Bond	2.38	11-15-2049	127,000	139,511
U.S. Treasury Bond	2.50	2-15-2045	116,000	127,568
U.S. Treasury Bond	2.50	2-15-2046	106,000	117,093
U.S. Treasury Bond	2.50	5-15-2046	105,000	116,046
U.S. Treasury Bond	2.75	8-15-2042	66,000	75,199
U.S. Treasury Bond	2.75	11-15-2042	78,000	88,896
U.S. Treasury Bond	2.75	8-15-2047	101,000	117,531
U.S. Treasury Bond	2.75	11-15-2047	100,000	116,422
U.S. Treasury Bond	2.88	5-15-2043	111,000	128,985
U.S. Treasury Bond	2.88	8-15-2045	115,000	135,022
U.S. Treasury Bond	2.88	11-15-2046	104,000	123,008
U.S. Treasury Bond	2.88	5-15-2049	140,000	168,645
U.S. Treasury Bond	3.00	5-15-2042	40,000	47,366
U.S. Treasury Bond	3.00	11-15-2044	114,000	135,945
U.S. Treasury Bond	3.00	5-15-2045	116,000	138,742
U.S. Treasury Bond	3.00	11-15-2045	115,000	138,153
U.S. Treasury Bond	3.00	2-15-2047	106,000	128,277
U.S. Treasury Bond	3.00	5-15-2047	104,000	126,230
U.S. Treasury Bond	3.00	2-15-2048	114,000	139,142
U.S. Treasury Bond	3.00	8-15-2048	121,000	148,060
U.S. Treasury Bond	3.00	2-15-2049	140,000	172,123
U.S. Treasury Bond	3.13	11-15-2041	37,000	44,462
U.S. Treasury Bond	3.13	2-15-2042	46,000	55,421
U.S. Treasury Bond	3.13	2-15-2043	79,000	95,217
U.S. Treasury Bond	3.13	8-15-2044	115,000	139,649
U.S. Treasury Bond	3.13	5-15-2048	123,000	153,721
U.S. Treasury Bond	3.38	5-15-2044	110,000	138,484
U.S. Treasury Bond	3.38	11-15-2048	135,000	176,634
U.S. Treasury Bond	3.50	2-15-2039	29,000	36,381
U.S. Treasury Bond	3.63	8-15-2043	88,000	114,153
U.S. Treasury Bond	3.63	2-15-2044	113,000	147,054
U.S. Treasury Bond	3.75	8-15-2041	36,000	47,018
U.S. Treasury Bond	3.75	11-15-2043	110,000	145,471
U.S. Treasury Bond	3.88	8-15-2040	37,000	48,766
U.S. Treasury Bond	4.25	5-15-2039	31,000	42,501
U.S. Treasury Bond	4.25	11-15-2040	40,000	55,328
U.S. Treasury Bond	4.38	2-15-2038	18,000	24,803
U.S. Treasury Bond	4.38	11-15-2039	35,000	48,780
U.S. Treasury Bond	4.38	5-15-2040	35,000	48,990
U.S. Treasury Bond	4.38	5-15-2041	33,000	46,487
U.S. Treasury Bond	4.50	2-15-2036	26,000	35,734
U.S. Treasury Bond	4.50	5-15-2038	21,000	29,365
U.S. Treasury Bond	4.50	8-15-2039	33,000	46,602
U.S. Treasury Bond	4.63	2-15-2040	38,000	54,579
U.S. Treasury Bond	4.75	2-15-2037	13,000	18,440
U.S. Treasury Bond	4.75	2-15-2041	44,000	64,733
U.S. Treasury Bond	5.00	5-15-2037	17,000	24,745
U.S. Treasury Bond	5.25	11-15-2028	45,000	56,308
U.S. Treasury Bond	5.25	2-15-2029	33,000	41,563
U.S. Treasury Bond	5.38	2-15-2031	31,000	41,486
U.S. Treasury Bond	5.50	8-15-2028	35,000	44,018
U.S. Treasury Bond	6.13	11-15-2027	49,000	62,261
U.S. Treasury Bond	6.13	8-15-2029	25,000	33,538
The accompanying notes are an integral part of these financial statements.

24  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	6.25%	5-15-2030	$ 21,000	$ 28,993
U.S. Treasury Bond	6.38	8-15-2027	21,000	26,760
U.S. Treasury Bond	6.88	8-15-2025	21,000	25,313
U.S. Treasury Note	0.13	11-30-2022	178,000	177,597
U.S. Treasury Note	0.13	5-15-2023	117,000	116,328
U.S. Treasury Note	0.13	7-15-2023	123,000	122,111
U.S. Treasury Note	0.13	8-15-2023	128,000	126,955
U.S. Treasury Note	0.13	9-15-2023	143,000	141,693
U.S. Treasury Note	0.13	10-15-2023	146,000	144,540
U.S. Treasury Note	0.13	12-15-2023	142,000	140,369
U.S. Treasury Note	0.13	1-15-2024	154,000	152,057
U.S. Treasury Note	0.13	2-15-2024	185,000	182,586
U.S. Treasury Note	0.25	4-15-2023	119,000	118,600
U.S. Treasury Note	0.25	6-15-2023	122,000	121,433
U.S. Treasury Note	0.25	11-15-2023	172,000	170,582
U.S. Treasury Note	0.25	3-15-2024	185,000	182,789
U.S. Treasury Note	0.25	5-15-2024	185,000	182,478
U.S. Treasury Note	0.25	5-31-2025	132,000	128,401
U.S. Treasury Note	0.25	6-30-2025	142,000	137,956
U.S. Treasury Note	0.25	7-31-2025	147,000	142,590
U.S. Treasury Note	0.25	8-31-2025	153,000	148,213
U.S. Treasury Note	0.25	9-30-2025	166,000	160,748
U.S. Treasury Note	0.25	10-31-2025	176,000	170,108
U.S. Treasury Note	0.38	4-15-2024	184,000	182,153
U.S. Treasury Note	0.38	4-30-2025	126,000	123,204
U.S. Treasury Note	0.38	11-30-2025	181,000	175,535
U.S. Treasury Note	0.38	12-31-2025	178,000	172,535
U.S. Treasury Note	0.38	1-31-2026	191,000	184,778
U.S. Treasury Note	0.38	7-31-2027	134,000	127,274
U.S. Treasury Note	0.38	9-30-2027	155,000	146,711
U.S. Treasury Note	0.50	3-15-2023	104,000	104,041
U.S. Treasury Note	0.50	3-31-2025	120,000	118,008
U.S. Treasury Note	0.50	2-28-2026	193,000	187,519
U.S. Treasury Note	0.50	4-30-2027	98,000	94,003
U.S. Treasury Note	0.50	5-31-2027	111,000	106,287
U.S. Treasury Note	0.50	6-30-2027	122,000	116,739
U.S. Treasury Note	0.50	8-31-2027	142,000	135,494
U.S. Treasury Note	0.50	10-31-2027	168,000	159,876
U.S. Treasury Note	0.63	3-31-2027	81,000	78,295
U.S. Treasury Note	0.63	11-30-2027	179,000	171,441
U.S. Treasury Note	0.63	5-15-2030	178,000	166,430
U.S. Treasury Note	0.63	8-15-2030	222,000	207,032
U.S. Treasury Note	0.75	3-31-2026	191,000	187,374
U.S. Treasury Note	0.75	4-30-2026	194,000	190,158
U.S. Treasury Note	0.75	5-31-2026	194,000	190,014
U.S. Treasury Note	0.88	11-15-2030	132,000	125,498
U.S. Treasury Note	1.13	2-28-2025	118,000	118,415
U.S. Treasury Note	1.13	2-28-2027	47,000	46,636
U.S. Treasury Note	1.25	7-31-2023	67,000	67,670
U.S. Treasury Note	1.25	8-31-2024	104,000	104,955
U.S. Treasury Note	1.25	8-15-2031	351,000	343,157
U.S. Treasury Note	1.38	2-15-2023	82,000	82,855
U.S. Treasury Note	1.38	6-30-2023	64,000	64,760
U.S. Treasury Note	1.38	8-31-2023	124,000	125,468
U.S. Treasury Note	1.38	9-30-2023	90,000	91,090
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  25

Portfolio of investments—December 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.38%	1-31-2025	$105,000	$ 106,198
U.S. Treasury Note	1.38	8-31-2026	95,000	95,553
U.S. Treasury Note	1.50	1-15-2023	79,000	79,861
U.S. Treasury Note	1.50	2-28-2023	126,000	127,491
U.S. Treasury Note	1.50	3-31-2023	126,000	127,541
U.S. Treasury Note	1.50	9-30-2024	108,000	109,704
U.S. Treasury Note	1.50	10-31-2024	114,000	115,786
U.S. Treasury Note	1.50	11-30-2024	122,000	123,916
U.S. Treasury Note	1.50	8-15-2026	102,000	103,155
U.S. Treasury Note	1.50	1-31-2027	98,000	99,083
U.S. Treasury Note	1.50	2-15-2030	209,000	210,078
U.S. Treasury Note	1.63	8-15-2022	117,000	118,001
U.S. Treasury Note	1.63	8-31-2022	151,000	152,363
U.S. Treasury Note	1.63	11-15-2022	150,000	151,605
U.S. Treasury Note	1.63	12-15-2022	104,000	105,227
U.S. Treasury Note	1.63	4-30-2023	66,000	66,951
U.S. Treasury Note	1.63	5-31-2023	64,000	64,965
U.S. Treasury Note	1.63	10-31-2023	90,000	91,512
U.S. Treasury Note	1.63	2-15-2026	168,000	170,888
U.S. Treasury Note	1.63	5-15-2026	105,000	106,760
U.S. Treasury Note	1.63	9-30-2026	97,000	98,648
U.S. Treasury Note	1.63	10-31-2026	94,000	95,590
U.S. Treasury Note	1.63	11-30-2026	97,000	98,652
U.S. Treasury Note	1.63	8-15-2029	157,000	159,275
U.S. Treasury Note	1.75	5-15-2022	111,000	111,650
U.S. Treasury Note	1.75	5-31-2022	149,000	149,972
U.S. Treasury Note	1.75	6-30-2022	149,000	150,129
U.S. Treasury Note	1.75	9-30-2022	144,000	145,536
U.S. Treasury Note	1.75	1-31-2023	129,000	130,809
U.S. Treasury Note	1.75	5-15-2023	113,000	114,863
U.S. Treasury Note	1.75	6-30-2024	106,000	108,310
U.S. Treasury Note	1.75	7-31-2024	110,000	112,462
U.S. Treasury Note	1.75	12-31-2024	99,000	101,258
U.S. Treasury Note	1.75	12-31-2026	99,000	101,320
U.S. Treasury Note	1.75	11-15-2029	178,000	182,450
U.S. Treasury Note	1.88	4-30-2022	153,000	153,869
U.S. Treasury Note	1.88	5-31-2022	128,000	128,905
U.S. Treasury Note	1.88	7-31-2022	149,000	150,397
U.S. Treasury Note	1.88	8-31-2022	142,000	143,487
U.S. Treasury Note	1.88	9-30-2022	144,000	145,659
U.S. Treasury Note	1.88	10-31-2022	143,000	144,782
U.S. Treasury Note	1.88	8-31-2024	125,000	128,179
U.S. Treasury Note	1.88	6-30-2026	98,000	100,741
U.S. Treasury Note	1.88	7-31-2026	99,000	101,804
U.S. Treasury Note	2.00	7-31-2022	144,000	145,479
U.S. Treasury Note	2.00	10-31-2022	143,000	144,927
U.S. Treasury Note	2.00	11-30-2022	129,000	130,869
U.S. Treasury Note	2.00	2-15-2023	118,000	120,037
U.S. Treasury Note	2.00	4-30-2024	123,000	126,334
U.S. Treasury Note	2.00	5-31-2024	123,000	126,378
U.S. Treasury Note	2.00	6-30-2024	123,000	126,435
U.S. Treasury Note	2.00	2-15-2025	289,000	297,670
U.S. Treasury Note	2.00	8-15-2025	220,000	226,892
U.S. Treasury Note	2.00	11-15-2026	170,000	175,850
U.S. Treasury Note	2.00	8-15-2051	224,000	228,340
The accompanying notes are an integral part of these financial statements.

26  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.13%	6-30-2022	$126,000	$ 127,171
U.S. Treasury Note	2.13	12-31-2022	129,000	131,142
U.S. Treasury Note	2.13	11-30-2023	110,000	112,952
U.S. Treasury Note	2.13	2-29-2024	128,000	131,675
U.S. Treasury Note	2.13	3-31-2024	127,000	130,711
U.S. Treasury Note	2.13	7-31-2024	123,000	126,906
U.S. Treasury Note	2.13	9-30-2024	118,000	121,853
U.S. Treasury Note	2.13	11-30-2024	119,000	122,970
U.S. Treasury Note	2.13	5-15-2025	234,000	242,217
U.S. Treasury Note	2.13	5-31-2026	97,000	100,751
U.S. Treasury Note	2.25	12-31-2023	127,000	130,805
U.S. Treasury Note	2.25	1-31-2024	127,000	130,899
U.S. Treasury Note	2.25	4-30-2024	120,000	123,923
U.S. Treasury Note	2.25	10-31-2024	121,000	125,424
U.S. Treasury Note	2.25	11-15-2024	290,000	300,648
U.S. Treasury Note	2.25	12-31-2024	118,000	122,434
U.S. Treasury Note	2.25	11-15-2025	219,000	228,102
U.S. Treasury Note	2.25	3-31-2026	99,000	103,235
U.S. Treasury Note	2.25	2-15-2027	196,000	205,318
U.S. Treasury Note	2.25	8-15-2027	101,000	105,947
U.S. Treasury Note	2.25	11-15-2027	99,000	103,938
U.S. Treasury Note	2.25	5-15-2041	201,000	211,113
U.S. Treasury Note	2.38	1-31-2023	144,000	146,970
U.S. Treasury Note	2.38	2-29-2024	84,000	86,848
U.S. Treasury Note	2.38	8-15-2024	289,000	300,075
U.S. Treasury Note	2.38	4-30-2026	98,000	102,774
U.S. Treasury Note	2.38	5-15-2027	164,000	173,084
U.S. Treasury Note	2.38	5-15-2029	90,000	95,924
U.S. Treasury Note	2.38	5-15-2051	224,000	247,415
U.S. Treasury Note	2.50	3-31-2023	83,000	85,046
U.S. Treasury Note	2.50	8-15-2023	102,000	105,052
U.S. Treasury Note	2.50	1-31-2024	103,000	106,685
U.S. Treasury Note	2.50	5-15-2024	281,000	291,911
U.S. Treasury Note	2.50	1-31-2025	116,000	121,279
U.S. Treasury Note	2.50	2-28-2026	97,000	102,104
U.S. Treasury Note	2.63	2-28-2023	146,000	149,610
U.S. Treasury Note	2.63	6-30-2023	83,000	85,513
U.S. Treasury Note	2.63	12-31-2023	97,000	100,611
U.S. Treasury Note	2.63	3-31-2025	114,000	119,807
U.S. Treasury Note	2.63	12-31-2025	97,000	102,562
U.S. Treasury Note	2.63	1-31-2026	95,000	100,451
U.S. Treasury Note	2.63	2-15-2029	181,000	195,671
U.S. Treasury Note	2.75	4-30-2023	82,000	84,396
U.S. Treasury Note	2.75	5-31-2023	82,000	84,530
U.S. Treasury Note	2.75	7-31-2023	80,000	82,684
U.S. Treasury Note	2.75	8-31-2023	145,000	149,973
U.S. Treasury Note	2.75	11-15-2023	134,000	139,062
U.S. Treasury Note	2.75	2-15-2024	217,000	226,011
U.S. Treasury Note	2.75	2-28-2025	121,000	127,518
U.S. Treasury Note	2.75	6-30-2025	119,000	125,791
U.S. Treasury Note	2.75	8-31-2025	122,000	129,067
U.S. Treasury Note	2.75	2-15-2028	189,000	204,268
U.S. Treasury Note	2.88	9-30-2023	148,000	153,643
U.S. Treasury Note	2.88	10-31-2023	84,000	87,311
U.S. Treasury Note	2.88	11-30-2023	76,000	79,111
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  27

Portfolio of investments—December 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	2.88%	4-30-2025	$114,000	$ 120,773
U.S. Treasury Note	2.88	5-31-2025	117,000	124,052
U.S. Treasury Note	2.88	7-31-2025	118,000	125,398
U.S. Treasury Note	2.88	11-30-2025	96,000	102,326
U.S. Treasury Note	2.88	5-15-2028	178,000	193,930
U.S. Treasury Note	2.88	8-15-2028	190,000	207,501
U.S. Treasury Note	3.00	9-30-2025	121,000	129,262
U.S. Treasury Note	3.00	10-31-2025	76,000	81,281
U.S. Treasury Note	3.13	11-15-2028	226,000	251,204
U.S. Treasury Note	6.00	2-15-2026	42,000	50,170
U.S. Treasury Note	6.25	8-15-2023	17,000	18,546
U.S. Treasury Note	6.50	11-15-2026	28,000	34,939
U.S. Treasury Note	6.63	2-15-2027	18,000	22,762
U.S. Treasury Note	6.75	8-15-2026	21,000	26,173
U.S. Treasury Note	7.13	2-15-2023	24,000	25,785
U.S. Treasury Note	7.25	8-15-2022	24,000	25,031
U.S. Treasury Note	7.50	11-15-2024	22,000	26,119
U.S. Treasury Note	7.63	11-15-2022	12,000	12,755
U.S. Treasury Note	7.63	2-15-2025	20,000	24,096
Total U.S. Treasury securities (Cost $29,610,039)				30,546,244

		Yield	Shares
Short-term investments: 0.89%
Investment companies: 0.89%
Allspring Government Money Market Fund Select Class ♠∞		0.03	737,613	737,613
Total Short-term investments (Cost $737,613)				737,613
Total investments in securities (Cost $50,694,547)	97.74%			81,194,946
Other assets and liabilities, net	2.26			1,874,193
Total net assets	100.00%			$83,069,139

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

28  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common Stocks
Wells Fargo & Company*	$187,086	$ 2,229	$ (59,516)	$ 22,347	$ 84,443	$236,589	4,931	$ 3,341
Short-term investments
Allspring Government Money Market Fund Select Class	898,399	13,762,320	(13,923,106)	0	0	737,613	737,613	611
Securities Lending Cash Investments LLC	11,350	14,207	(25,557)	0	0	0	0	2 #
				$22,347	$84,443	$974,202		$3,954

*	No longer an affiliate of the Fund at the end of the period.
#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	23	3-18-2022	$ 5,408,377	$ 5,472,275	$ 63,898	$ 0
10-Year U.S. Treasury Notes	18	3-22-2022	2,325,423	2,348,438	23,015	0
U.S. Long Term Bonds	2	3-22-2022	317,479	320,875	3,396	0
U.S. Ultra Treasury Bonds	2	3-22-2022	393,008	394,250	1,242	0
2-Year U.S. Treasury Notes	3	3-31-2022	654,828	654,516	0	(312)
5-Year U.S. Treasury Notes	10	3-31-2022	1,209,273	1,209,765	492	0
Short
U.S. Long Term Bonds	(10)	3-22-2022	(1,587,395)	(1,604,375)	0	(16,980)
U.S. Ultra Treasury Bonds	(1)	3-22-2022	(196,504)	(197,125)	0	(621)
					$92,043	$(17,913)
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  29

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $49,956,934)	$ 80,457,333
Investments in affiliated securities, at value (cost $737,613)	737,613
Cash	2,143
Cash at broker segregated for futures contracts	442,981
Receivable for investments sold	1,399,668
Receivable for dividends and interest	169,122
Receivable for daily variation margin on open futures contracts	6,218
Receivable for Fund shares sold	125
Prepaid expenses and other assets	14,375
Total assets	83,229,578
Liabilities
Payable for Fund shares redeemed	66,830
Management fee payable	34,902
Payable for daily variation margin on open futures contracts	24,614
Distribution fee payable	18,346
Custody and accounting fees payable	9,048
Administration fee payable	5,966
Trustees’ fees and expenses payable	733
Total liabilities	160,439
Total net assets	$83,069,139
Net assets consist of
Paid-in capital	$ 45,873,611
Total distributable earnings	37,195,528
Total net assets	$83,069,139
Computation of net asset value per share
Net assets - Class 2	$ 83,069,139
Share outstanding - Class 2[1]	3,626,246
Net asset value per share - Class 2	$22.91
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

30  |  Allspring VT Index Asset Allocation Fund

Statement of operations—year ended December 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $91)	$ 704,811
Interest	475,399
Income from affiliated securities	4,000
Total investment income	1,184,210
Expenses
Management fee	487,310
Administration fee - Class 2	64,975
Distribution fee - Class 2	200,087
Custody and accounting fees	35,692
Professional fees	51,751
Shareholder report expenses	30,892
Trustees’ fees and expenses	19,219
Other fees and expenses	26,547
Total expenses	916,473
Less: Fee waivers and/or expense reimbursements
Fund-level	(104,631)
Net expenses	811,842
Net investment income	372,368
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	7,165,303
Futures contracts	1,120,038
Net realized gains on investments	8,285,341
Net change in unrealized gains (losses) on
Unaffiliated securities	3,417,826
Futures contracts	(32,749)
Net change in unrealized gains (losses) on investments	3,385,077
Net realized and unrealized gains (losses) on investments	11,670,418
Net increase in net assets resulting from operations	$12,042,786
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  31

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment income		$ 372,368		$ 570,640
Net realized gains on investments		8,285,341		7,532,027
Net change in unrealized gains (losses) on investments		3,385,077		3,213,094
Net increase in net assets resulting from operations		12,042,786		11,315,761
Distributions to shareholders from
Net investment income and net realized gains - Class 2		(8,048,930)		(6,314,848)
Capital share transactions	Shares		Shares
Proceeds from shares sold - Class 2	70,413	1,564,527	180,317	3,691,931
Reinvestment of distributions - Class 2	371,846	8,048,930	318,519	6,314,848
Payment for shares redeemed - Class 2	(416,528)	(9,329,422)	(411,678)	(8,409,040)
Net increase in net assets resulting from capital share transactions		284,035		1,597,739
Total increase in net assets		4,277,891		6,598,652
Net assets
Beginning of period		78,791,248		72,192,596
End of period		$83,069,139		$78,791,248
The accompanying notes are an integral part of these financial statements.

32  |  Allspring VT Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.88	$20.55	$18.42	$20.45	$19.16
Net investment income	0.10	0.16	0.22	0.20	0.17
Net realized and unrealized gains (losses) on investments	3.25	3.04	3.42	(0.70)	2.12
Total from investment operations	3.35	3.20	3.64	(0.50)	2.29
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.22)	(0.20)	(0.15)
Net realized gains	(2.19)	(1.70)	(1.29)	(1.33)	(0.85)
Total distributions to shareholders	(2.32)	(1.87)	(1.51)	(1.53)	(1.00)
Net asset value, end of period	$22.91	$21.88	$20.55	$18.42	$20.45
Total return[1]	16.00%	16.59%	20.16%	(2.90)%	12.25%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.14%	1.05%	1.05%	1.16%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.46%	0.78%	1.07%	0.94%	0.86%
Supplemental data
Portfolio turnover rate	7%	21%	4%	10%	10%
Net assets, end of period (000s omitted)	$83,069	$78,791	$72,193	$68,851	$81,956

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  33

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Index Asset Allocation Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

34  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Allspring VT Index Asset Allocation Fund  |  35

Notes to financial statements
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $52,063,577 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$29,969,204
Gross unrealized losses	(763,705)
Net unrealized gains	$29,205,499
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 5,075,990	$0	$0	$ 5,075,990
Consumer discretionary	6,254,606	0	0	6,254,606
Consumer staples	2,939,779	0	0	2,939,779
Energy	1,332,670	0	0	1,332,670
Financials	5,335,863	0	0	5,335,863
Health care	6,644,136	0	0	6,644,136
Industrials	3,880,569	0	0	3,880,569
Information technology	14,532,343	0	0	14,532,343
Materials	1,278,530	0	0	1,278,530
Real estate	1,385,851	0	0	1,385,851
Utilities	1,250,752	0	0	1,250,752
U.S. Treasury securities	30,546,244	0	0	30,546,244
Short-term investments
Investment companies	737,613	0	0	737,613
	81,194,946	0	0	81,194,946
Futures contracts	92,043	0	0	92,043
Total assets	$81,286,989	$0	$0	$81,286,989
Liabilities
Futures contracts	$ 17,913	$0	$0	$ 17,913
Total liabilities	$ 17,913	$0	$0	$ 17,913

36  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Allspring VT Index Asset Allocation Fund  |  37

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,181,870	$1,515,230	$1,396,834	$10,765,088
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2021, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $10,919,672 in long futures contracts and $1,601,484 in short futures contracts during the year ended December 31, 2021.
The fair value of derivative instruments as of December 31, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 28,145*	Unrealized losses on futures contracts	$ 17,913*
Equity risk	Unrealized gains on futures contracts	63,898*	Unrealized losses on futures contracts	0*
		$92,043		$17,913
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of December 31, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021 was as follows:
	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$ 1,283,617	$ (19,563)
Interest rate risk	(163,579)	(13,186)
	$1,120,038	$(32,749)

38  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
8. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year ended December 31
	2021	2020
Ordinary income	$1,113,680	$ 769,127
Long-term capital gain	6,935,250	5,545,721
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$530,137	$7,459,892	$29,205,499
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring VT Index Asset Allocation Fund  |  39

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Index Asset Allocation Fund (formerly, Wells Fargo VT Index Asset Allocation Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

40  |  Allspring VT Index Asset Allocation Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 61% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $6,935,250 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2021.
For the fiscal year ended December 31, 2021, $637,569 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended December 31, 2021, 18% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 24% of ordinary income dividends qualify as interest dividends for the fiscal year ended December 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	2,779,842
Shares voted “Against”	317,996
Shares voted “Abstain”	395,719
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	2,795,137
Shares voted “Against”	305,803
Shares voted “Abstain”	392,617
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Index Asset Allocation Fund  |  41

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

42  |  Allspring VT Index Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

Allspring VT Index Asset Allocation Fund  |  43

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

44  |  Allspring VT Index Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0122-00226 02-22
AVT2/AR148 12-21

Annual Report
December 31, 2021
Allspring
VT International Equity Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT International Equity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT International Equity Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT International Equity Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT International Equity Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT International Equity Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT International Equity Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Venkateshwar (Venk) Lal, Dale A. Winner, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	8-17-1998	7.39	6.19	6.30	1.13	0.69
Class 2	7-31-2002	6.87 *	5.90	6.04	1.38	0.94
MSCI ACWI ex USA Index (Net)[3]	–	7.82	9.61	7.28	–	–
MSCI ACWI ex USA Value Index (Net)[4]	–	10.46	6.00	5.29	–	–

*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[4]	The MSCI ACWI ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT International Equity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net). The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT International Equity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed the MSCI ACWI ex USA Index (Net) and the MSCI ACWI ex USA Value Index (Net) for the 12-month period that ended December 31, 2021.
■	The Fund remained overweight Europe, including overweights to the U.K., the Netherlands, Norway, and Italy, partly offset by underweights to Switzerland, Germany, Sweden, and Spain. The Fund was underweight Asia-Pacific on a regional basis, including average underweights to Taiwan, Japan, and Australia, partly offset by overweights to Korea, China/Hong Kong, and Thailand.
■	Consumer discretionary, health care, and consumer staples were relative performance laggards. Financials, communication services, and materials contributed to performance.
A tale of two halves.
International markets, represented by the MSCI ACWI ex USA Index (Net), advanced 9.2% in the first half of the year as the average daily rate of vaccines administered reached 42.6 million by the end of June and total doses (3 billion+) far exceeded globally confirmed cases (182 million), allowing global growth to recover from the depths of the COVID-19 pandemic illustrated by the International Monetary Fund (IMF) taking up its global gross domestic product growth forecast to 6.0% for 2021 in April. However, the index declined 1.2% in the second half of the year given concerns surrounding peak growth, inflation, and policy as well as Delta and Omicron variant fears. In this environment, the JPMorgan Global Composite Purchasing Managers’ index, a monthly survey of purchasing managers, reached 58.5 (a PMI above 50 represents an improvement from the previous month) in May, the highest level in at least the past three years, but moderated to 54.3 at the end of the year, still firmly in expansionary territory. Developed market equities, represented by the MSCI World Index (Net)*, returned 21.8%, outperforming emerging markets, represented by the MSCI EM Index (Net)**, which declined 2.5%. Overall, traditional value sectors outperformed growth during the year after two years of double-digit underperformance.
Our investment and risk management process of finding non-consensus undervalued equities, marrying core micro stock picking with macro risk management in each region of the globe, resulted in shifts to sector and country allocations. This included an increase in exposure to consumer discretionary, consumer staples, energy, Italy, the U.S. (represented by companies with the majority of revenues sourced from international markets), and the U.K. We reduced allocations to information technology (IT), health care, materials, Russia, Germany, and Korea. Notable position changes included the addition of Stellantis N.V., a global auto original equipment manufacturer; ING Groep, a large‐cap retail/wholesale universal European Union bank; and Baker
Hughes, one of the “Big Three" global oil services companies. The Fund notably exited Mobile TeleSystems OJSC, a Russian telecom, in line with the strategy to reduce allocation to defensive value in favor of cyclical value stocks; Smiths Group plc, a U.K. industrial with leading positions in detection equipment, medical technology, and industrial pumps and valves, following the recent announcement of the sale of the medical division, which was a major catalyst for the stock; and Lundin Mining Corp., a Canadian miner, given a downgrade in conviction from medium to low as the company downgraded production guidance for 2021 as well as 2022 and 2023.
Ten largest holdings (%) as of December 31, 2021[1]
Stellantis NV	3.22
Kingfisher plc	2.82
ING Groep NV	2.75
Baker Hughes Incorporated	2.74
Informa plc	2.70
DNB Bank ASA	2.66
Nomad Foods Limited	2.64
Melrose Industries plc	2.63
Compagnie de Saint-Gobain SA	2.62
Siam Commercial Bank PCL	2.59
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

*	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index.
**	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

8  |  Allspring VT International Equity Fund

Performance highlights (unaudited)
Detractors included stock selection in the U.K., the Netherlands, and Switzerland.
Detractors included Smiths Group and Royal Philips. Smiths Group underperformed, as it agreed to sell its medical division for an enterprise value of $2.4 billion versus expectations for $2.8 billion. Royal Philips, an industrial conglomerate that has undergone a massive transformation toward a pure-play medtech company, underperformed as a result of a voluntary recall of certain products in its sleep and respiratory care business and subsequent release of a letter from the Food and Drug Administration suggesting the company knew about the product issues in 2015. We trimmed the position in December following a downgrade in thesis conviction from medium to low given reputational damage to the company will take considerable time to fix, resulting in constrained exit multiples and an environmental, social, and corporate governance discount.
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Stock selection in China/Hong Kong, Japan, and Korea resulted in positive attribution.
Over the past 12 months, contributions to performance were driven largely by stock selection in China/Hong Kong, Japan, and Korea. LONGI Green Energy Technology Co. Ltd., the largest global manufacturer of monocrystalline wafer by capacity, a leading solar energy generation technology, outperformed as it reported fiscal-year 2020 earnings up 62%. The company announced capacity expansion in wafers and modules of 25% and a market share target of 50% in wafers and 25% in modules, up from its already world-leading share of 46% and 19%, respectively, as of the end of 2020. Hitachi, Ltd., a Japanese industrial IT conglomerate, outperformed as it reported fiscal-year results and guidance above market expectations. Operating profit came in 17.9% above guidance due primarily to strength in the company’s IT and automotive businesses. The company also announced the sale of a 53% stake in Hitachi Metals at a higher-than-expected price and strengthened its shareholder return policy allocating one-third of its capital allocation policy each to growth investments, capital expenditure, and debt repayment and shareholder returns.
Geographic allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our outlook is constructive over both the short and long term.
Our short-term outlook remains constructive. Market sentiment has been bullish despite a surge in COVID-19 cases and the potential for a faster return to more normalized monetary policy worldwide. Second, the severity of Omicron appears to be significantly lower than previous variants, and while the magnitude of cases is likely to far exceed prior waves resulting in mobility restrictions, the boost to global immunity may reduce the likelihood of widespread lockdowns in the future. Third, monetary policy remains incredibly accommodative and prospects for fiscal stimulus remain strong. Finally, the COVID-19 health care response continues apace in terms of progress on rapid testing, treatment (Pfizer Inc. and Merck & Co., Inc., anti-viral pills), and rollout of boosters allowing economies to further reopen.

Allspring VT International Equity Fund  |  9

Performance highlights (unaudited)
Our longer-term outlook remains constructive. First, while the valuation of the MSCI ACWI Index (Net)* measured on a price-to-book basis is near peak levels, the MSCI ACWI Value Index** offers a significant discount to growth stocks and equities are undervalued versus bonds on a yield basis, particularly outside the U.S. Second, global growth prospects remain strong with the IMF forecasting 4.9% growth in 2022, which is well above trend. Finally, despite the Federal Reserve’s pivot to a more hawkish stance in December, it is likely to take more than two years to reach the neutral rate, and yield curves are likely to steepen as longer-term rates start to forecast economic normalization. Moreover, prospects of additional fiscal stimulus continue in Europe, the U.S., and Japan as well as China given its recent economic slowdown.

*	The MSCI All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
**	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 25 Emerging Markets countries. You cannot invest directly in an index.

10  |  Allspring VT International Equity Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$ 964.40	$3.42	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$ 963.32	$4.65	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Allspring VT International Equity Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 98.65%
Australia: 1.71%
Qantas Airways Limited (Industrials, Airlines) †	341,295	$ 1,244,029
Brazil: 0.79%
CPFL Energia SA (Utilities, Electric utilities)	119,100	573,688
Canada: 2.01%
Home Capital Group Incorporated (Financials, Thrifts & mortgage finance) †	12,500	386,082
SNC-Lavalin Group Incorporated (Industrials, Construction & engineering)	44,100	1,077,617
		1,463,699
China: 10.06%
China Resources Land Limited (Real estate, Real estate management & development)	226,000	950,658
LONGi Green Energy Technology Company Limited Class A (Information technology, Semiconductors & semiconductor equipment)	83,600	1,130,696
Midea Group Company Limited Class A (Consumer discretionary, Household durables)	144,498	1,673,437
Oppein Home Group Incorporated Class A (Consumer discretionary, Household durables)	29,640	685,966
Sands China Limited (Consumer discretionary, Hotels, restaurants & leisure) †	358,400	834,691
Shanghai Pharmaceuticals Holding Company Limited Class H (Health care, Health care providers & services)	412,900	782,638
Topsports International Holdings Limited (Consumer discretionary, Specialty retail) 144A	1,251,000	1,265,832
		7,323,918
Denmark: 2.16%
Danske Bank AS (Financials, Banks)	90,952	1,570,195
France: 7.39%
Compagnie de Saint-Gobain SA (Industrials, Building products)	27,038	1,904,529
Faurecia SE (Consumer discretionary, Auto components)	1,763	82,455
Sanofi SA (Health care, Pharmaceuticals)	17,367	1,751,432
Sodexho Alliance SA (Consumer discretionary, Hotels, restaurants & leisure)	18,647	1,635,953
		5,374,369
Germany: 3.34%
Rheinmetall AG (Industrials, Industrial conglomerates)	15,924	1,498,609
Siemens AG (Industrials, Industrial conglomerates)	5,012	868,092
Siemens Energy AG (Industrials, Electrical equipment) †	2,506	63,939
		2,430,640
Hong Kong: 1.35%
Xinyi Glass Holdings Limited (Consumer discretionary, Auto components)	393,000	982,809
India: 1.98%
Tech Mahindra Limited (Information technology, IT services)	59,716	1,438,401
Ireland: 1.10%
Greencore Group plc (Consumer staples, Food products) †	457,756	802,376
Israel: 0.94%
Check Point Software Technologies Limited (Information technology, Software) †	5,897	687,354
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT International Equity Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Italy: 2.43%
Prysmian SpA (Industrials, Electrical equipment)	12,094	$ 454,930
UniCredit SpA (Financials, Banks)	85,366	1,312,190
		1,767,120
Japan: 10.45%
Asahi Breweries Limited (Consumer staples, Beverages)	42,100	1,638,902
Hitachi Limited (Industrials, Industrial conglomerates)	26,100	1,413,924
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	312,300	1,699,622
ORIX Corporation (Financials, Diversified financial services)	86,100	1,757,143
Showa Denko KK (Materials, Chemicals)	52,100	1,095,516
		7,605,107
Luxembourg: 0.87%
ArcelorMittal SA (Materials, Metals & mining)	19,747	632,755
Mexico: 0.35%
Fresnillo plc (Materials, Metals & mining)	21,021	254,028
Netherlands: 10.04%
ING Groep NV (Financials, Banks)	143,517	2,000,270
Koninklijke Philips NV (Health care, Health care equipment & supplies)	19,451	725,579
NN Group NV (Financials, Insurance)	27,234	1,476,191
OCI NV (Materials, Chemicals) †	28,961	759,017
Stellantis NV (Consumer discretionary, Automobiles)	124,284	2,346,304
		7,307,361
Norway: 2.66%
DNB Bank ASA (Financials, Banks)	84,477	1,932,304
South Korea: 7.19%
Coway Company Limited (Consumer discretionary, Household durables)	25,215	1,579,752
Hana Financial Group Incorporated (Financials, Banks)	12,558	443,663
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals) 144A	647	1,066,903
SK Square Company Limited (Information technology, Semiconductors & semiconductor equipment) †	7,347	410,381
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	35,667	1,733,288
		5,233,987
Switzerland: 2.20%
LafargeHolcim Limited (Materials, Construction materials)	31,491	1,601,602
Thailand: 2.59%
Siam Commercial Bank PCL (Financials, Banks)	496,000	1,882,692
United Kingdom: 16.94%
ConvaTec Group plc (Health care, Health care equipment & supplies) 144A	342,020	894,171
Informa plc (Communication services, Media) †	280,536	1,961,631
Kingfisher plc (Consumer discretionary, Specialty retail)	447,541	2,049,317
Man Group plc (Financials, Capital markets)	125,794	387,190
Melrose Industries plc (Industrials, Industrial conglomerates)	885,369	1,916,227
NatWest Group plc (Financials, Banks)	538,305	1,644,501
Nomad Foods Limited (Consumer staples, Food products) †	75,659	1,920,982
Sensata Technologies Holding plc (Industrials, Electrical equipment) †	25,106	1,548,789
		12,322,808
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  13

Portfolio of investments—December 31, 2021

	Shares	Value
United States: 10.10%
Advance Auto Parts Incorporated (Consumer discretionary, Specialty retail)	4,878	$ 1,170,135
Baker Hughes Incorporated (Energy, Energy equipment & services)	82,934	1,995,392
Berry Global Group Incorporated (Materials, Containers & packaging) †	22,159	1,634,891
Gentex Corporation (Consumer discretionary, Auto components)	21,189	738,437
Samsonite International SA (Consumer discretionary, Textiles, apparel & luxury goods) 144A†	891,890	1,811,792
		7,350,647
Total Common stocks (Cost $65,278,754)		71,781,889

		Yield
Short-term investments: 0.65%
Investment companies: 0.65%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	474,235	474,235
Total Short-term investments (Cost $474,235)				474,235
Total investments in securities (Cost $65,752,989)	99.30%			72,256,124
Other assets and liabilities, net	0.70			507,797
Total net assets	100.00%			$72,763,921

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,508,148	$26,306,144	$(27,340,057)	$0	$0	$ 474,235	474,235	$337
Securities Lending Cash Investments LLC	0	10,511,875	(10,511,875)	0	0	0	0	57 #
				$0	$0	$474,235		$394

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT International Equity Fund

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $65,278,754)	$ 71,781,889
Investments in affiliated securities, at value (cost $474,235)	474,235
Foreign currency, at value (cost $150,576)	151,449
Receivable for dividends	468,062
Receivable for Fund shares sold	5,417
Prepaid expenses and other assets	3,384
Total assets	72,884,436
Liabilities
Custody and accounting fees payable	21,452
Contingent tax liability	18,641
Management fee payable	18,476
Distribution fee payable	12,616
Payable for Fund shares redeemed	10,446
Administration fees payable	5,178
Trustees’ fees and expenses payable	1,807
Accrued expenses and other liabilities	31,899
Total liabilities	120,515
Total net assets	$72,763,921
Net assets consist of
Paid-in capital	$ 67,314,417
Total distributable earnings	5,449,504
Total net assets	$72,763,921
Computation of net asset value per share
Net assets – Class 1	$ 16,019,438
Shares outstanding – Class 1[1]	8,183,408
Net asset value per share – Class 1	$1.96
Net assets – Class 2	$ 56,744,483
Shares outstanding – Class 2[1]	28,008,336
Net asset value per share – Class 2	$2.03
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  15

Statement of operations—year ended December 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $185,846)	$ 2,104,146
Income from affiliated securities	9,587
Total investment income	2,113,733
Expenses
Management fee	611,291
Administration fees
Class 1	13,785
Class 2	47,344
Distribution fee
Class 2	147,900
Custody and accounting fees	64,345
Professional fees	58,301
Shareholder report expenses	28,268
Trustees’ fees and expenses	19,219
Other fees and expenses	19,505
Total expenses	1,009,958
Less: Fee waivers and/or expense reimbursements
Fund-level	(334,770)
Net expenses	675,188
Net investment income	1,438,545
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	8,794,034
Forward foreign currency contracts	(8,714)
Net realized gains on investments	8,785,320
Net change in unrealized gains (losses) on
Unaffiliated securities (net of foreign taxes of $(18,641))	(4,984,557)
Forward foreign currency contracts	8,738
Net change in unrealized gains (losses) on investments	(4,975,819)
Net realized and unrealized gains (losses) on investments	3,809,501
Net increase in net assets resulting from operations	$ 5,248,046
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT International Equity Fund

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment income		$ 1,438,545		$ 945,532
Net realized gains (losses) on investments		8,785,320		(9,412,420)
Net change in unrealized gains (losses) on investments		(4,975,819)		10,559,779
Net increase in net assets resulting from operations		5,248,046		2,092,891
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(234,100)		(472,932)
Class 2		(636,482)		(1,308,572)
Total distributions to shareholders		(870,582)		(1,781,504)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	428,824	852,667	514,844	744,962
Class 2	1,124,312	2,325,463	1,093,316	1,614,560
		3,178,130		2,359,522
Reinvestment of distributions
Class 1	117,638	234,100	319,548	472,932
Class 2	307,479	636,482	849,722	1,308,572
		870,582		1,781,504
Payment for shares redeemed
Class 1	(1,801,937)	(3,540,869)	(2,281,763)	(3,640,125)
Class 2	(3,293,961)	(6,748,163)	(4,910,668)	(7,964,863)
		(10,289,032)		(11,604,988)
Net decrease in net assets resulting from capital share transactions		(6,240,320)		(7,463,962)
Total decrease in net assets		(1,862,856)		(7,152,575)
Net assets
Beginning of period		74,626,777		81,779,352
End of period		$ 72,763,921		$ 74,626,777
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.85	$1.83	$2.85	$5.34	$4.41
Net investment income	0.04	0.03 [1]	0.06 [1]	0.10 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.10	0.04	0.34	(0.77)	0.96
Total from investment operations	0.14	0.07	0.40	(0.67)	1.08
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.13)	(0.61)	(0.15)
Net realized gains	0.00	0.00	(1.29)	(1.21)	0.00
Total distributions to shareholders	(0.03)	(0.05)	(1.42)	(1.82)	(0.15)
Net asset value, end of period	$1.96	$1.85	$1.83	$2.85	$5.34
Total return[2]	7.39%	4.31%	16.14%	(16.86)%	24.86%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.13%	1.12%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.07%	1.59%	2.55%	2.41%	2.41%
Supplemental data
Portfolio turnover rate	65%	80%	48%	51%	55%
Net assets, end of period (000s omitted)	$16,019	$17,459	$19,872	$19,315	$28,001

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.91	$1.89	$2.89	$5.38	$4.45
Net investment income	0.04	0.03 [1]	0.05 [1]	0.09 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.10	0.03	0.36	(0.78)	0.96
Total from investment operations	0.14	0.06	0.41	(0.69)	1.07
Distributions to shareholders from
Net investment income	(0.02)	(0.04)	(0.12)	(0.59)	(0.14)
Net realized gains	0.00	0.00	(1.29)	(1.21)	0.00
Total distributions to shareholders	(0.02)	(0.04)	(1.41)	(1.80)	(0.14)
Net asset value, end of period	$2.03	$1.91	$1.89	$2.89	$5.38
Total return[2]	7.43%	3.83%	16.10%	(17.28)%	24.34%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.38%	1.38%	1.30%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.83%	1.34%	2.30%	1.82%	2.18%
Supplemental data
Portfolio turnover rate	65%	80%	48%	51%	55%
Net assets, end of period (000s omitted)	$56,744	$57,167	$61,907	$59,004	$318,202

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT International Equity Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2021, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the

20  |  Allspring VT International Equity Fund

Notes to financial statements
authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Allspring VT International Equity Fund  |  21

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $67,088,870 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 9,515,090
Gross unrealized losses	(4,347,836)
Net unrealized gains	$ 5,167,254
As of December 31, 2021, the Fund had capital loss carryforwards which consisted of $318,230 in short-term capital losses and $1,722,342 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring VT International Equity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 1,244,029	$ 0	$0	$ 1,244,029
Brazil	0	573,688	0	573,688
Canada	1,463,699	0	0	1,463,699
China	7,323,918	0	0	7,323,918
Denmark	0	1,570,195	0	1,570,195
France	5,374,369	0	0	5,374,369
Germany	0	2,430,640	0	2,430,640
Hong Kong	982,809	0	0	982,809
India	1,438,401	0	0	1,438,401
Ireland	802,376	0	0	802,376
Israel	687,354	0	0	687,354
Italy	0	1,767,120	0	1,767,120
Japan	0	7,605,107	0	7,605,107
Luxembourg	632,755	0	0	632,755
Mexico	254,028	0	0	254,028
Netherlands	4,961,057	2,346,304	0	7,307,361
Norway	0	1,932,304	0	1,932,304
South Korea	1,477,284	3,756,703	0	5,233,987
Switzerland	0	1,601,602	0	1,601,602
Thailand	0	1,882,692	0	1,882,692
United Kingdom	12,322,808	0	0	12,322,808
United States	7,350,647	0	0	7,350,647
Short-term investments
Investment companies	474,235	0	0	474,235
Total assets	$46,789,769	$25,466,355	$0	$72,256,124
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring VT International Equity Fund  |  23

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class 1	0.69%
Class 2	0.94
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2021 were $47,947,028 and $53,342,090, respectively.

24  |  Allspring VT International Equity Fund

Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $161,881 in forward foreign currency contracts to buy and $156,738 in forward foreign currency contracts to sell during the year ended December 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $870,582 and $1,781,504 of ordinary income for the years ended December 31, 2021 and December 31, 2020, respectively.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,324,934	$5,170,034	$(2,040,572)
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Asia/Pacific ex-Japan and Europe. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Allspring VT International Equity Fund  |  25

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Allspring VT International Equity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT International Equity Fund (formerly, Wells Fargo VT International Equity Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

Allspring VT International Equity Fund  |  27

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2021.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2021. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$149,060	$0.0041	37%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	32,530,811
Shares voted “Against”	2,631,229
Shares voted “Abstain”	2,254,184
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	32,418,205
Shares voted “Against”	2,723,654
Shares voted “Abstain”	2,274,365
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring VT International Equity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring VT International Equity Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

30  |  Allspring VT International Equity Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT International Equity Fund  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0122-00227 02-22
AVT3/AR149 12-21

Annual Report
December 31, 2021
Allspring
VT Omega Growth Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Omega Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Omega Growth Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Omega Growth Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT Omega Growth Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Omega Growth Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT Omega Growth Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	3-6-1997	15.27	25.24	18.72	0.81	0.76
Class 2	7-31-2002	14.97	24.94	18.43	1.06	1.01
Russell 3000® Growth Index[3]	–	25.85	24.56	19.39	–	–

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000 ® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Omega Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Omega Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2021.
■	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from relative performance.
■	Non-ownership of several mega-cap companies detracted meaningfully from performance.
■	Security selection in the industrials sector, along with several IT holdings, contributed to the Fund’s results.
From pandemic to reflation to caution.
For much of the past year, the U.S. economy experienced a sharp recovery fueled by optimism over the COVID-19 vaccine, the reopening of global economies, and a high level of policy stimulus. Within U.S. equities, leadership was tilted towards cyclicals and interest rate sensitive securities as long-term interest rates and inflation expectations spiked upward.
Later in the year, however, this exuberance dissipated as variants of COVID-19 emerged and renewed fears of global shutdowns. Labor shortages and supply chain constraints contributed to persistently high inflation and brought about hawkish signaling by the U.S. Federal Reserve Board, which announced that tapering of asset purchases would begin imminently. This triggered a rise in Treasury yields and contributed to a high level of overall market volatility as the year came to an end.
Despite the heightened volatility, we did not significantly reposition the Fund. Our investment process has long focused on companies harnessing innovation to create superior long-term growth. The Fund remains positioned toward companies that we believe are situated on the right side of change.
Ten largest holdings (%) as of December 31, 2021[1]
Microsoft Corporation	9.80
Amazon.com Incorporated	7.79
Alphabet Incorporated Class A	5.72
Visa Incorporated Class A	3.04
The Home Depot Incorporated	2.84
UnitedHealth Group Incorporated	2.49
Intuitive Surgical Incorporated	2.26
MongoDB Incorporated	2.09
Spotify Technology	2.06
ServiceNow Incorporated	2.04
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Security selection within the consumer discretionary and communication services sectors detracted from returns.
Within consumer discretionary, MercadoLibre, Incorporated, is the leading e-commerce and online payment solution within Latin America. During the year, shares were negatively affected by labor shortages, supply chain constraints, and high inflation rates in Brazil. A staple in the Latin American marketplace, we believe the company will overcome these near-term headwinds.
In communication services, investors expressed concerns over the ability of Spotify Technology S.A. to retain and build upon the high levels of subscription growth the company experienced during the pandemic. With an evolving digital experience, we hold conviction in Spotify’s long-term outlook.
Additionally, non-ownership of three mega-cap companies—Apple Incorporated; Tesla, Incorporated; and NVIDIA Corporation—significantly detracted from relative performance. Our investment process focuses on companies whose growth is sustainable over the long term, along with a favorable risk/reward profile. Relative to underlying fundamentals, we believe current valuations of these companies are unattractive.
Select holdings within the IT sector contributed to relative performance.
While the overall IT sector detracted from returns, several IT companies meaningfully outperformed during the year. EPAM Systems, Incorporated, provides solutions for the global shortage of software developers by sourcing highly talented programmers across the globe. After adding meaningfully to its staff of skilled engineers, demand for EPAM’s network has continued to exceed supply, allowing the company to be more selective in which projects it accepts and to command pricing power. Demand for EPAM’s services will remain strong as new technologies compel companies to further invest in digital transformation.

8  |  Allspring VT Omega Growth Fund

Performance highlights (unaudited)
Atlassian Corporation PLC provides a full suite of tools designed to increase software-developer efficiency, manage workflows, and centralize documentation. During the year, Atlassian reported significant growth in new client relationships and subscription revenue. As software becomes integrated into every business, the need for developer tools and flexible support will only grow, perpetuating demand for Atlassian’s innovative cloud-based solutions.
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Disruption created compelling long-term opportunities.
Over the past year, market sentiment has wavered violently as investors grappled with when the world will fully emerge from the pandemic. These rotations have been primarily fueled by macro headlines and have shifted leadership generally toward cyclical industries. It is our experience that attempting to time such short-term macro rotations is not a way to deliver consistent long-term performance.
As investors focused on innovation and disruption, we look for companies that can compound growth well beyond the current “trade.” It is our experience that fundamentals—not narratives—are truly what drive stock prices in the long run. By emphasizing companies on the “right side of change,” we are well positioned to take advantage of the massive shift from internet technologies and cloud computing, which are still in the early stages of mass adoption.
As the economy and inflation ultimately cool down, disruptive growth stocks should be rewarded with premium valuations deserving of their scarce attributes. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption. While we anticipate that inflationary pressures, taper talks, and supply chains will continue to influence sentiment over the next year, we remain confident that “right side of change” companies will generate long-term superior returns for our clients.

Allspring VT Omega Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,051.03	$3.88	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,049.77	$5.17	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring VT Omega Growth Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 99.09%
Communication services: 13.71%
Entertainment: 4.79%
Netflix Incorporated †	3,300	$ 1,988,052
Roku Incorporated †	4,300	981,260
Spotify Technology †	9,600	2,246,688
		5,216,000
Interactive media & services: 8.92%
Alphabet Incorporated Class A †	2,150	6,228,636
Alphabet Incorporated Class C †	194	561,356
Match Group Incorporated †	13,687	1,810,106
ZoomInfo Technologies Incorporated †	17,200	1,104,240
		9,704,338
Consumer discretionary: 18.06%
Auto components: 1.30%
Aptiv plc †	8,600	1,418,570
Automobiles: 1.21%
Ferrari NV	5,100	1,319,982
Hotels, restaurants & leisure: 2.01%
Chipotle Mexican Grill Incorporated †	1,250	2,185,313
Internet & direct marketing retail: 10.70%
Amazon.com Incorporated †	2,542	8,475,892
Doordash Incorporated †	8,900	1,325,210
MercadoLibre Incorporated †	1,363	1,837,869
		11,638,971
Specialty retail: 2.84%
The Home Depot Incorporated	7,451	3,092,240
Financials: 2.73%
Capital markets: 2.73%
Intercontinental Exchange Incorporated	12,400	1,695,948
MarketAxess Holdings Incorporated	3,099	1,274,526
		2,970,474
Health care: 14.43%
Biotechnology: 0.63%
Natera Incorporated †	7,400	691,086
Health care equipment & supplies: 9.32%
ABIOMED Incorporated †	2,900	1,041,593
Align Technology Incorporated †	3,100	2,037,258
DexCom Incorporated †	4,000	2,147,800
Edwards Lifesciences Corporation †	11,000	1,425,050
Inari Medical Incorporated †	11,300	1,031,351
Intuitive Surgical Incorporated †	6,840	2,457,612
		10,140,664
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Health care providers & services: 2.49%
UnitedHealth Group Incorporated	5,396	$ 2,709,547
Health care technology: 1.99%
Doximity Incorporated Class A †«	16,108	807,494
Veeva Systems Incorporated Class A †	5,300	1,354,044
		2,161,538
Industrials: 4.93%
Commercial services & supplies: 1.58%
Waste Connections Incorporated	12,646	1,723,270
Professional services: 1.66%
Equifax Incorporated	6,150	1,800,659
Road & rail: 1.69%
Union Pacific Corporation	7,300	1,839,089
Information technology: 43.24%
Communications equipment: 1.62%
Motorola Solutions Incorporated	6,500	1,766,050
Electronic equipment, instruments & components: 3.92%
Cognex Corporation	14,700	1,143,072
Teledyne Technologies Incorporated †	3,200	1,398,048
Zebra Technologies Corporation Class A †	2,900	1,726,080
		4,267,200
IT services: 15.53%
Adyen NV ADR †	38,800	1,021,216
Block Incorporated †	10,382	1,676,797
EPAM Systems Incorporated †	2,815	1,881,687
Fiserv Incorporated †	13,560	1,407,392
MongoDB Incorporated †	4,300	2,276,205
PayPal Holdings Incorporated †	10,841	2,044,396
Shopify Incorporated Class A †	1,050	1,446,260
Snowflake Incorporated Class A †	3,100	1,050,125
Twilio Incorporated Class A †	3,000	790,020
Visa Incorporated Class A	15,290	3,313,496
		16,907,594
Software: 22.17%
Atlassian Corporation plc Class A †	4,593	1,751,265
Autodesk Incorporated †	5,100	1,434,069
Bill.com Holdings Incorporated †	3,800	946,770
Black Knight Incorporated †	20,400	1,690,956
Cadence Design Systems Incorporated †	11,500	2,143,025
Crowdstrike Holdings Incorporated Class A †	4,900	1,003,275
Datadog Incorporated Class A †	6,700	1,193,337
Microsoft Corporation	31,723	10,669,079
ServiceNow Incorporated †	3,410	2,213,465
Unity Software Incorporated †	7,562	1,081,290
		24,126,531
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Omega Growth Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Materials: 1.99%
Chemicals: 1.99%
The Sherwin-Williams Company	6,170	$ 2,172,827
Total Common stocks (Cost $44,894,604)		107,851,943

		Yield
Short-term investments: 1.62%
Investment companies: 1.62%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	1,155,987	1,155,987
Securities Lending Cash Investments LLC ♠∩∞		0.07	606,100	606,100
Total Short-term investments (Cost $1,762,087)				1,762,087
Total investments in securities (Cost $46,656,691)	100.71%			109,614,030
Other assets and liabilities, net	(0.71)			(776,705)
Total net assets	100.00%			$108,837,325

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 206,090	$24,220,921	$(23,271,024)	$0	$0	$ 1,155,987	1,155,987	$305
Securities Lending Cash Investments LLC	1,315,192	11,640,812	(12,349,904)	0	0	606,100	606,100	329 #
				$0	$0	$1,762,087		$634

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  13

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities (including $581,508 of securities loaned), at value (cost $44,894,604)	$ 107,851,943
Investments in affiliated securities, at value (cost $1,762,087)	1,762,087
Receivable for dividends	7,168
Receivable for Fund shares sold	3,431
Receivable for securities lending income, net	149
Prepaid expenses and other assets	1,559
Total assets	109,626,337
Liabilities
Payable upon receipt of securities loaned	606,100
Payable for Fund shares redeemed	94,248
Management fee payable	56,685
Distribution fee payable	12,480
Administration fees payable	7,822
Trustees’ fees and expenses payable	2,076
Accrued expenses and other liabilities	9,601
Total liabilities	789,012
Total net assets	$108,837,325
Net assets consist of
Paid-in capital	$ 29,554,289
Total distributable earnings	79,283,036
Total net assets	$108,837,325
Computation of net asset value per share
Net assets – Class 1	$ 48,949,044
Shares outstanding – Class 1[1]	1,120,212
Net asset value per share – Class 1	$43.70
Net assets – Class 2	$ 59,888,281
Shares outstanding – Class 2[1]	1,436,516
Net asset value per share – Class 2	$41.69
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Omega Growth Fund

Statement of operations—year ended December 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $3,357)	$ 351,049
Income from affiliated securities	4,177
Total investment income	355,226
Expenses
Management fee	657,670
Administration fees
Class 1	40,061
Class 2	47,628
Distribution fee
Class 2	139,586
Custody and accounting fees	12,849
Professional fees	55,530
Shareholder report expenses	21,989
Trustees’ fees and expenses	19,219
Other fees and expenses	4,553
Total expenses	999,085
Less: Fee waivers and/or expense reimbursements
Fund-level	(23,394)
Class 1	(5,021)
Net expenses	970,670
Net investment loss	(615,444)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	16,445,379
Net change in unrealized gains (losses) on investments	(345,019)
Net realized and unrealized gains (losses) on investments	16,100,360
Net increase in net assets resulting from operations	$15,484,916
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  15

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment loss		$ (615,444)		$ (384,959)
Net realized gains on investments		16,445,379		11,840,097
Net change in unrealized gains (losses) on investments		(345,019)		23,208,430
Net increase in net assets resulting from operations		15,484,916		34,663,568
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(5,286,804)		(3,187,408)
Class 2		(6,226,350)		(4,101,867)
Total distributions to shareholders		(11,513,154)		(7,289,275)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	39,946	1,745,185	76,567	2,678,319
Class 2	78,152	3,228,891	102,999	3,489,523
		4,974,076		6,167,842
Reinvestment of distributions
Class 1	126,388	5,286,804	92,792	3,187,408
Class 2	155,815	6,226,350	124,829	4,101,867
		11,513,154		7,289,275
Payment for shares redeemed
Class 1	(231,730)	(10,127,284)	(238,236)	(7,901,466)
Class 2	(228,150)	(9,466,450)	(461,624)	(15,801,257)
		(19,593,734)		(23,702,723)
Net decrease in net assets resulting from capital share transactions		(3,106,504)		(10,245,606)
Total increase in net assets		865,258		17,128,687
Net assets
Beginning of period		107,972,067		90,843,380
End of period		$108,837,325		$107,972,067
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Omega Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.28	$31.89	$26.27	$28.99	$22.20
Net investment loss	(0.19) [1]	(0.07)	(0.03) [1]	(0.03) [1]	(0.02) [1]
Net realized and unrealized gains (losses) on investments	6.43	13.27	9.69	0.62	7.68
Total from investment operations	6.24	13.20	9.66	0.59	7.66
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	(4.82)	(2.81)	(4.04)	(3.31)	(0.81)
Total distributions to shareholders	(4.82)	(2.81)	(4.04)	(3.31)	(0.87)
Net asset value, end of period	$43.70	$42.28	$31.89	$26.27	$28.99
Total return[2]	15.27%	43.41%	37.39%	0.52%	34.95%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.80%	0.82%	0.81%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.43)%	(0.27)%	(0.08)%	(0.10)%	(0.07)%
Supplemental data
Portfolio turnover rate	25%	24%	31%	46%	67%
Net assets, end of period (000s omitted)	$48,949	$50,122	$40,001	$33,043	$38,687

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$40.43	$30.55	$25.23	$27.91	$21.38
Net investment loss	(0.28)	(0.17) [1]	(0.10) [1]	(0.11)	(0.08) [1]
Net realized and unrealized gains (losses) on investments	6.14	12.73	9.29	0.61	7.39
Total from investment operations	5.86	12.56	9.19	0.50	7.31
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.00) [2]
Net realized gains	(4.60)	(2.68)	(3.87)	(3.18)	(0.78)
Total distributions to shareholders	(4.60)	(2.68)	(3.87)	(3.18)	(0.78)
Net asset value, end of period	$41.69	$40.43	$30.55	$25.23	$27.91
Total return[3]	14.97%	43.18%	37.04%	0.28%	34.60%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.04%	1.06%	1.06%	1.07%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.68)%	(0.52)%	(0.33)%	(0.35)%	(0.31)%
Supplemental data
Portfolio turnover rate	25%	24%	31%	46%	67%
Net assets, end of period (000s omitted)	$59,888	$57,850	$50,843	$48,500	$54,334

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Omega Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Omega Growth Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the

Allspring VT Omega Growth Fund  |  19

Notes to financial statements
Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $46,750,624 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$64,690,346
Gross unrealized losses	(1,826,940)
Net unrealized gains	$62,863,406
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(615,538)	$615,538
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

20  |  Allspring VT Omega Growth Fund

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 14,920,338	$0	$0	$ 14,920,338
Consumer discretionary	19,655,076	0	0	19,655,076
Financials	2,970,474	0	0	2,970,474
Health care	15,702,835	0	0	15,702,835
Industrials	5,363,018	0	0	5,363,018
Information technology	47,067,375	0	0	47,067,375
Materials	2,172,827	0	0	2,172,827
Short-term investments
Investment companies	1,762,087	0	0	1,762,087
Total assets	$109,614,030	$0	$0	$109,614,030
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring VT Omega Growth Fund  |  21

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $1 billion	0.500
Next $2 billion	0.475
Next $1 billion	0.450
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class 1	0.75%
Class 2	1.00
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2021 were $27,087,044 and $42,733,750, respectively.

22  |  Allspring VT Omega Growth Fund

Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$581,508	$(581,508)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year ended December 31
	2021	2020
Ordinary income	$ 1,131,692	$ 728,859
Long-term capital gain	10,381,462	6,560,416
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$16,420,766	$62,863,406
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Allspring VT Omega Growth Fund  |  23

Notes to financial statements
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

24  |  Allspring VT Omega Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Omega Growth Fund (formerly, Wells Fargo VT Omega Growth Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

Allspring VT Omega Growth Fund  |  25

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $10,381,462 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2021.
For the fiscal year ended December 31, 2021, $1,131,692 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	1,914,839
Shares voted “Against”	56,150
Shares voted “Abstain”	486,800
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	1,911,425
Shares voted “Withhold”	56,076
Shares voted “Abstain”	490,288
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring VT Omega Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring VT Omega Growth Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

28  |  Allspring VT Omega Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Omega Growth Fund  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0122-00228 02-22
AVT5/AR151 12-21

Annual Report
December 31, 2021
Allspring VT Opportunity Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Opportunity Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Opportunity Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT Opportunity Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Opportunity Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT Opportunity Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kurt Gunderson*, Christopher G. Miller, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1 [3]	8-26-2011	25.06	17.58	15.22	0.86	0.75
Class 2	5-8-1992	24.78	17.29	14.94	1.11	1.00
Russell 3000® Index[4]	–	25.66	17.97	16.30	–	–

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for Class 1 shares prior to their inception reflects the performance of the Class 2 shares, and includes the higher expenses applicable to the Class 2 shares. If these expenses had not been included, returns for the Class 1 shares would be higher.
[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2021.

6  |  Allspring VT Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund modestly lagged its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2021.
■	The Fund’s holdings in the information technology (IT) sector and an underweight position in the outperforming energy sector were the largest relative detractors from performance.
■	The Fund’s holdings in the communication services and industrials sectors were the largest relative contributors to performance during the period.
The U.S. market thrived despite continued COVID-19 concerns.
The U.S. market climbed higher in 2021, with the S&P 500 Index hitting a series of all-time closing highs and ending the year near a record. While COVID-19 continued to dominate headlines, concerns also focused on inflation and its potential impact to the recovery. Coming out of a volatile 2020, investors sought signals as to which way the economy was headed as the economic recovery continued to unfold. The distribution of vaccines and the easing of lockdowns were followed by an economic rebound, but the emergence of new variants would be a setback for the recovery as the year progressed. Despite these concerns, market fundamentals continued to improve and earnings rebounded for many companies, which helped propel the market throughout the year.
Ten largest holdings (%) as of December 31, 2021[1]
Alphabet Incorporated Class C	4.80
Apple Incorporated	4.71
Amazon.com Incorporated	4.02
Meta Platforms Incorporated Class A	3.44
Salesforce.com Incorporated	3.24
Texas Instruments Incorporated	2.53
The Home Depot Incorporated	2.37
UnitedHealth Group Incorporated	2.28
MasterCard Incorporated Class A	2.10
Palo Alto Networks Incorporated	2.06
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio changes were modest for the year. The team added to its overweight position in the industrials sector and sees opportunity for company fundamentals to continue to improve as supply-chain issues recover due to COVID-19. In the consumer discretionary sector, the portfolio shifted from a modest underweight to an overweight position. The team bought new positions in The Home Depot, Incorporated; Deckers Outdoor Corporation; and Farfetch Limited within the sector. In health care, the team trimmed its overweight position and now has a modest underweight to the sector.
The portfolio’s position changes are a byproduct of the team’s fundamental, bottom-up research on each company.
The IT and energy sectors detracted from performance.
Among sectors, IT and energy were among leading relative detractors from performance. IT was a relative detractor due to stock selection. The leading relative stock detractors included Fidelity National Information Services, Incorporated, a provider of payment processing and software to the banking and merchant industries. Resurgence of COVID-19 cases dampened expectations on merchant spending and put downward pressure on analyst consensus estimates, which weighed on shares. Fair Issac Corporation, a software company, was a leading relative underperformer as the company’s outlook for software was tempered as the company continues to navigate licenses to software-as-a-service transition. Energy was a relative detractor due to the Fund’s underweight position to the outperforming sector.
Stock selection within the communication services and industrials sectors contributed to performance.
Among sectors, communication services and industrials were among leading relative contributors to performance. Communication services was a relative contributor due to strong stock selection. The leading relative stock contributor was Alphabet Incorporated, a leading technology company. The advertising market experienced acceleration with the economy recovering and Alphabet is continuing to take market share. Industrials was a leading relative contributor due to stock selection. Leading relative stock contributors included Carlisle Companies, Incorporated, a commercial roofing company. The company has successfully implemented material price increases to offset commodity input cost pressures in that segment of the business, supporting profitability. Further, nonresidential lead indicators, such as the Architectural Billings Index, an economic indicator for nonresidential construction activity, have inflected meaningfully positive, portending a 2022 recovery in new construction activity.

8  |  Allspring VT Opportunity Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
2022 will be dictated by similar themes from 2021.
While 2021 was a strong year for the equity markets, there are reasons for both caution and optimism as we look ahead. As the new year begins, many themes from 2021 are still very much in focus. The key questions include: 1. pandemic resolution: will economies be able to move on from COVID-19 or will it continue to linger; 2. inflation: will it be transitory or enduring; and 3. Fed policy: will the Fed pull the right levers if inflation lingers, yet avoid tipping the economy into a downturn? All of these themes, among others, merit attention as the calendar turns. 2022 could experience higher volatility; however, we expect to see opportunities in high-quality companies.
Overall, we continue to feel comfortable with our portfolio positioning and continue to have diversified exposure across sectors with both growth and value stocks. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. Our style-agnostic focus and Private Market Value (PMV) process provide access to a broader opportunity set for selecting stocks, which allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor.

Allspring VT Opportunity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,093.71	$3.96	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,092.21	$5.27	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 99.30%
Communication services: 9.65%
Interactive media & services: 8.24%
Alphabet Incorporated Class C †	3,671	$ 10,622,367
Meta Platforms Incorporated Class A †	22,621	7,608,573
		18,230,940
Wireless telecommunication services: 1.41%
T-Mobile US Incorporated †	26,822	3,110,816
Consumer discretionary: 13.11%
Internet & direct marketing retail: 4.85%
Amazon.com Incorporated †	2,665	8,886,016
Farfetch Limited Class A †	54,763	1,830,727
		10,716,743
Multiline retail: 1.67%
Dollar General Corporation	15,686	3,699,229
Specialty retail: 5.53%
Burlington Stores Incorporated †	13,306	3,878,832
The Home Depot Incorporated	12,600	5,229,126
Ulta Beauty Incorporated †	7,585	3,127,599
		12,235,557
Textiles, apparel & luxury goods: 1.06%
Deckers Outdoor Corporation †	6,411	2,348,413
Consumer staples: 2.57%
Food & staples retailing: 1.39%
Sysco Corporation	39,130	3,073,662
Household products: 1.18%
Church & Dwight Company Incorporated	25,418	2,605,345
Financials: 7.24%
Capital markets: 4.79%
CME Group Incorporated	6,186	1,413,254
Intercontinental Exchange Incorporated	25,359	3,468,350
S&P Global Incorporated	6,695	3,159,571
The Charles Schwab Corporation	30,367	2,553,865
		10,595,040
Insurance: 2.45%
Chubb Limited	9,580	1,851,910
Marsh & McLennan Companies Incorporated	20,518	3,566,439
		5,418,349
Health care: 11.76%
Health care equipment & supplies: 4.19%
Boston Scientific Corporation †	78,889	3,351,205
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Health care equipment & supplies (continued)
LivaNova plc †	38,899	$ 3,400,940
Medtronic plc	24,282	2,511,973
		9,264,118
Health care providers & services: 2.28%
UnitedHealth Group Incorporated	10,028	5,035,460
Health care technology: 0.46%
Schrodinger Incorporated †	29,557	1,029,470
Life sciences tools & services: 4.41%
Agilent Technologies Incorporated	17,446	2,785,254
Bio-Rad Laboratories Incorporated Class A †	4,025	3,041,169
Thermo Fisher Scientific Incorporated	5,871	3,917,366
		9,743,789
Pharmaceuticals: 0.42%
Viatris Incorporated	69,079	934,639
Industrials: 17.03%
Aerospace & defense: 0.90%
MTU Aero Engines AG	9,789	1,987,596
Building products: 3.47%
Carlisle Companies Incorporated	18,212	4,518,761
The AZEK Company Incorporated †	68,141	3,150,840
		7,669,601
Commercial services & supplies: 1.99%
Republic Services Incorporated	31,548	4,399,369
Electrical equipment: 1.37%
Regal-Beloit Corporation	17,815	3,031,757
Machinery: 5.46%
Fortive Corporation	52,782	4,026,739
Ingersoll Rand Incorporated	49,078	3,036,456
Otis Worldwide Corporation	32,219	2,805,308
SPX Corporation †	36,889	2,201,536
		12,070,039
Professional services: 1.35%
Dun & Bradstreet Holdings Incorporated †	145,737	2,986,151
Trading companies & distributors: 2.49%
Air Lease Corporation	56,152	2,483,603
United Rentals Incorporated †	9,116	3,029,156
		5,512,759
Information technology: 28.50%
Electronic equipment, instruments & components: 3.93%
Amphenol Corporation Class A	49,740	4,350,260
Teledyne Technologies Incorporated †	9,935	4,340,502
		8,690,762
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2021

	Shares	Value
IT services: 5.27%
Fidelity National Information Services Incorporated	33,884	$ 3,698,439
Genpact Limited	62,243	3,303,858
MasterCard Incorporated Class A	12,907	4,637,743
		11,640,040
Semiconductors & semiconductor equipment: 4.32%
Marvell Technology Incorporated	45,224	3,956,648
Texas Instruments Incorporated	29,721	5,601,517
		9,558,165
Software: 10.27%
Fair Isaac Corporation †	6,477	2,808,881
Palo Alto Networks Incorporated †	8,191	4,560,421
Riskified Limited Class A †«	69,065	542,851
Salesforce.com Incorporated †	28,167	7,158,080
ServiceNow Incorporated †	5,359	3,478,580
Workday Incorporated Class A †	15,235	4,161,897
		22,710,710
Technology hardware, storage & peripherals: 4.71%
Apple Incorporated	58,625	10,410,041
Materials: 2.27%
Chemicals: 1.55%
Ashland Global Holdings Incorporated	31,877	3,431,878
Metals & mining: 0.72%
Steel Dynamics Incorporated	25,526	1,584,399
Real estate: 7.17%
Equity REITs: 7.17%
American Tower Corporation	13,060	3,820,050
Equinix Incorporated	4,949	4,186,062
Sun Communities Incorporated	19,300	4,052,421
VICI Properties Incorporated «	125,797	3,787,748
		15,846,281
Total Common stocks (Cost $129,089,931)		219,571,118

		Yield
Short-term investments: 2.54%
Investment companies: 2.54%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	1,561,097	1,561,097
Securities Lending Cash Investments LLC ♠∩∞		0.07	4,058,435	4,058,435
Total Short-term investments (Cost $5,619,532)				5,619,532
Total investments in securities (Cost $134,709,463)	101.84%			225,190,650
Other assets and liabilities, net	(1.84)			(4,069,750)
Total net assets	100.00%			$221,120,900

The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  13

Portfolio of investments—December 31, 2021

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,161,993	$35,365,103	$(35,965,999)	$0	$0	$ 1,561,097	1,561,097	$650
Securities Lending Cash Investments LLC	0	10,080,050	(6,021,615)	0	0	4,058,435	4,058,435	195 #
				$0	$0	$5,619,532		$845

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Opportunity Fund

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities (including $3,966,501 of securities loaned), at value (cost $129,089,931)	$ 219,571,118
Investments in affiliated securities, at value (cost $5,619,532)	5,619,532
Receivable for dividends	255,585
Receivable for Fund shares sold	11,232
Receivable for securities lending income, net	717
Prepaid expenses and other assets	2,934
Total assets	225,461,118
Liabilities
Payable upon receipt of securities loaned	4,058,435
Management fee payable	118,391
Payable for Fund shares redeemed	94,451
Distribution fee payable	41,485
Administration fees payable	15,714
Trustees’ fees and expenses payable	1,595
Accrued expenses and other liabilities	10,147
Total liabilities	4,340,218
Total net assets	$221,120,900
Net assets consist of
Paid-in capital	$ 97,258,479
Total distributable earnings	123,862,421
Total net assets	$221,120,900
Computation of net asset value per share
Net assets – Class 1	$ 34,376,325
Shares outstanding – Class 1[1]	983,303
Net asset value per share – Class 1	$34.96
Net assets – Class 2	$ 186,744,575
Shares outstanding – Class 2[1]	5,314,747
Net asset value per share – Class 2	$35.14
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  15

Statement of operations—year ended December 31, 2021

Investment income
Dividends (net of foreign withholdings taxes of $17,823)	$ 1,538,358
Income from affiliated securities	1,724
Total investment income	1,540,082
Expenses
Management fee	1,477,763
Administration fees
Class 1	26,540
Class 2	142,348
Distribution fee
Class 2	444,836
Custody and accounting fees	19,412
Professional fees	55,955
Shareholder report expenses	35,832
Trustees’ fees and expenses	19,219
Other fees and expenses	6,823
Total expenses	2,228,728
Less: Fee waivers and/or expense reimbursements
Fund-level	(182,732)
Class 2	(17,842)
Net expenses	2,028,154
Net investment loss	(488,072)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	34,674,337
Net change in unrealized gains (losses) on investments	12,426,757
Net realized and unrealized gains (losses) on investments	47,101,094
Net increase in net assets resulting from operations	$46,613,022
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Opportunity Fund

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment income (loss)		$ (488,072)		$ 181,464
Net realized gains on investments		34,674,337		9,938,608
Net change in unrealized gains (losses) on investments		12,426,757		24,029,460
Net increase in net assets resulting from operations		46,613,022		34,149,532
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(1,721,579)		(2,328,698)
Class 2		(8,980,638)		(11,686,840)
Total distributions to shareholders		(10,702,217)		(14,015,538)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	14,838	488,248	21,174	498,604
Class 2	92,298	3,047,866	123,816	3,170,894
		3,536,114		3,669,498
Reinvestment of distributions
Class 1	53,415	1,721,579	98,715	2,328,698
Class 2	276,924	8,980,638	492,285	11,686,840
		10,702,217		14,015,538
Payment for shares redeemed
Class 1	(172,775)	(5,602,343)	(192,184)	(4,908,447)
Class 2	(701,988)	(22,829,650)	(899,151)	(22,533,873)
		(28,431,993)		(27,442,320)
Net decrease in net assets resulting from capital share transactions		(14,193,662)		(9,757,284)
Total increase in net assets		21,717,143		10,376,710
Net assets
Beginning of period		199,403,757		189,027,047
End of period		$221,120,900		$199,403,757
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2021	2020	2019	2018	2017
Net asset value, beginning of period	$29.48	$26.56	$22.76	$27.05	$24.60
Net investment income (loss)	(0.01)	0.09	0.17	0.15	0.13
Net realized and unrealized gains (losses) on investments	7.25	5.03	6.84	(1.69)	4.77
Total from investment operations	7.24	5.12	7.01	(1.54)	4.90
Distributions to shareholders from
Net investment income	(0.08)	(0.19)	(0.15)	(0.12)	(0.25)
Net realized gains	(1.68)	(2.01)	(3.06)	(2.63)	(2.20)
Total distributions to shareholders	(1.76)	(2.20)	(3.21)	(2.75)	(2.45)
Net asset value, end of period	$34.96	$29.48	$26.56	$22.76	$27.05
Total return[1]	25.06%	21.32%	31.81%	(6.93)%	20.72%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.85%	0.84%	0.86%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.02)%	0.31%	0.67%	0.52%	0.43%
Supplemental data
Portfolio turnover rate	27%	42%	25%	31%	36%
Net assets, end of period (000s omitted)	$34,376	$32,066	$30,811	$27,165	$33,843

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$29.63	$26.68	$22.85	$27.14	$24.67
Net investment income (loss)	(0.09)	0.03	0.11	0.08	0.06
Net realized and unrealized gains (losses) on investments	7.29	5.05	6.86	(1.69)	4.79
Total from investment operations	7.20	5.08	6.97	(1.61)	4.85
Distributions to shareholders from
Net investment income	(0.01)	(0.12)	(0.08)	(0.05)	(0.18)
Net realized gains	(1.68)	(2.01)	(3.06)	(2.63)	(2.20)
Total distributions to shareholders	(1.69)	(2.13)	(3.14)	(2.68)	(2.38)
Net asset value, end of period	$35.14	$29.63	$26.68	$22.85	$27.14
Total return[1]	24.78%	21.00%	31.46%	(7.15)%	20.44%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.11%	1.10%	1.09%	1.11%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.27)%	0.06%	0.42%	0.27%	0.18%
Supplemental data
Portfolio turnover rate	27%	42%	25%	31%	36%
Net assets, end of period (000s omitted)	$186,745	$167,338	$158,216	$134,972	$165,992

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Opportunity Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2021, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

20  |  Allspring VT Opportunity Fund

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Allspring VT Opportunity Fund  |  21

Notes to financial statements
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $135,229,097 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$92,865,472
Gross unrealized losses	(2,903,919)
Net unrealized gains	$89,961,553
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 21,341,756	$ 0	$0	$ 21,341,756
Consumer discretionary	28,999,942	0	0	28,999,942
Consumer staples	5,679,007	0	0	5,679,007
Financials	16,013,389	0	0	16,013,389
Health care	26,007,476	0	0	26,007,476
Industrials	35,669,676	1,987,596	0	37,657,272
Information technology	63,009,718	0	0	63,009,718
Materials	5,016,277	0	0	5,016,277
Real estate	15,846,281	0	0	15,846,281
Short-term investments
Investment companies	5,619,532	0	0	5,619,532
Total assets	$223,203,054	$1,987,596	$0	$225,190,650
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.

22  |  Allspring VT Opportunity Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class 1	0.75%
Class 2	1.00
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Allspring VT Opportunity Fund  |  23

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2021 were $55,197,725 and $79,676,825, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$ 168,204	$ (168,204)	$0
Deutsche Bank Securities Incorporated	3,622,233	(3,622,233)	0
JPMorgan Securities LLC	176,064	(176,064)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year ended December 31
	2021	2020
Ordinary income	$ 155,690	$ 3,149,628
Long-term capital gain	10,546,527	10,865,910

24  |  Allspring VT Opportunity Fund

Notes to financial statements
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,301,723	$29,603,876	$89,961,464
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring VT Opportunity Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Opportunity Fund (formerly, Wells Fargo VT Opportunity Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

26  |  Allspring VT Opportunity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, $10,546,527 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	4,479,870
Shares voted “Against”	332,172
Shares voted “Abstain”	471,228
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	4,413,546
Shares voted “Against”	379,558
Shares voted “Abstain”	490,166
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Opportunity Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring VT Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

Allspring VT Opportunity Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring VT Opportunity Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0122-00230 02-22
AVT6/AR152 12-21

Annual Report
December 31, 2021
Allspring
VT Small Cap Growth Fund

The views expressed and any forward-looking statements are as of December 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Small Cap Growth Fund for the 12-month period that ended December 31, 2021. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 28.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.82%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a 2.54% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.54%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.05%, the Bloomberg Municipal Bond Index6 gained 1.52%, and the ICE BofA U.S. High Yield Index7 returned 5.36%.
Efforts to contain COVID-19 drove market performance.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Small Cap Growth Fund

Letter to shareholders (unaudited)
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.

Allspring VT Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remains stable and corporate earnings remain robust. Consumer spending capability looks strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Small Cap Growth Fund

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Allspring VT Small Cap Growth Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, David Nazaret, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of December 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	7-16-2010	7.93	22.31	16.51	0.93	0.93
Class 2	5-1-1995	7.64	22.00	16.23	1.18	1.18
Russell 2000® Growth Index[3]	–	2.83	14.53	14.14	–	–

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20211
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2021.
■	Stocks within the consumer discretionary and health care sectors aided relative performance during the period.
■	The communication services sector hindered relative performance during the period.
Although the market proved to be resilient during 2021, the returns were narrowly led by select mega-cap stocks.
The market once again proved its resiliency with another year of solid gains with the S&P 500 Index rising 28.71%. Mega-cap stocks led the move higher with select narrative-driven stocks generating outsized returns. Strong economic growth, along with fears over rising interest rates and higher inflation, exacerbated the rotation from growth stocks into economically sensitive stocks. Within the growth universe, large- and mega-cap growth stocks proved to be buoyant. However, it was a very different picture down the market-cap spectrum as growth stocks struggled mightily across the mid- and small-cap segments. Fundamentally, small-cap growth stocks have performed well, but the reflexive nature of higher-inflation metrics has caused multiple compression in longer-duration assets. Nevertheless, the Fund was able to outperform in spite of these headwinds through strong stock selection and diversification.
The Fund benefited from stock selection within the consumer discretionary and health care sectors.
Strength in the Fund came from select retailers within the consumer discretionary sector, which benefited from a healthy backdrop of low unemployment and added stimulus. Boot Barn Holdings, Incorporated, posted solid quarterly results, issuing strong same-store-sales comparables guidance with promising commentary around e-commerce and the burgeoning ladies Western-wear segment. The stock also rose in conjunction with many retailers that benefited from a cyclical tailwind. Many of our consumer discretionary holdings continue to expand market share within the internet retail, apparel, and housing verticals and should be able to monetize future demand due to their unique offerings. Within health care, select medical device and diagnostics companies were rewarded for their durable business models, innovative therapeutics, and solid fundamentals. Shockwave Medical, Incorporated, which leverages its Intravascular Lithotripsy (IVL) technology to treat peripheral artery disease and coronary artery diseases, outperformed after generating cogent revenue growth along with strong full-year guidance. Its IVL technology has been much safer than other methods of treating calcium deposits in arteries.
Ten largest holdings (%) as of December 31, 2021[1]
Rapid7 Incorporated	3.16
ASGN Incorporated	3.11
SPS Commerce Incorporated	2.91
Shockwave Medical Incorporated	2.81
Boot Barn Holdings Incorporated	2.72
Workiva Incorporated	2.69
Kinsale Capital Group Incorporated	2.66
Novanta Incorporated	2.54
Codexis Incorporated	2.27
Sprout Social Incorporated Class A	2.25
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within the communication services sector inhibited performance.
Within communication services, Bandwidth Incorporated, a communications platform-as-a-service provider, fell sharply after the company reported a sequential deceleration of revenue growth with slower-than-expected execution from its recent acquisition of Voxbone in Europe. At the time of the acquisition, we felt that it would be a material cross-sell opportunity into the international segments of its domestic customers, but it has been taking longer to materialize. With less visibility on the sustainability of its growth, we sold our position. Additionally within the sector, marketing solutions provider Cardlytics, Incorporated, retraced after delivering tepid revenue metrics and weak guidance, citing weakened demand from advertisers. Given its heightened customer concentration and decelerating growth profile, we exited the stock during the period.
Many of our holdings that were winners during the outset of COVID-19 in 2020 languished this year during the recovery, yet we still managed to outperform the Russell 2000® Growth Index in 2021.
Many of our holdings that were winners during the outset of COVID-19 in 2020 languished this year during the recovery. Within health care, we exited select medical device

8  |  Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)
companies that endured reimbursement challenges and sold home health care providers that struggled with COVID-19-related challenges pertaining to worker recruitment. We also reduced our biotechnology weight, selling certain stocks with questionable sustainability regarding the efficacy of their key products. We added to select investments within the information technology sector, where the durability of growth has continued post COVID-19. Some of these software-as-a-service businesses include the compliance, security, human capital management, and device management verticals.
Sector allocation as of December 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We continue to focus on sustainable business models with strong growth propositions for the long term. Innovative companies that continue to iterate are taking market share at the expense of legacy incumbents. The digital transformation is becoming a requisite to businesses and consumers worldwide, driving a bonanza of growth opportunities for companies in many segments of the economy. This transformation is driving new methods of payment solutions, commerce, more targeted health care, and a cloud-based revolution in software. In our view, the types of growth stocks we own are better positioned for the long term as many of them are less capital intensive with higher margins making them more insulated to rising inflation.

Allspring VT Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2021	Ending account value 12-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$ 987.92	$4.66	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Class 2
Actual	$1,000.00	$ 985.98	$5.91	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Common stocks: 98.66%
Communication services: 1.75%
Interactive media & services: 0.97%
Eventbrite Incorporated Class A †	251,100	$ 4,379,184
Media: 0.78%
Magnite Incorporated †	73,200	1,281,000
TechTarget Incorporated †	23,000	2,200,180
		3,481,180
Consumer discretionary: 15.11%
Auto components: 2.01%
Fox Factory Holding Corporation †	53,310	9,068,031
Hotels, restaurants & leisure: 4.20%
Bally's Corporation †	70,909	2,698,797
F45 Training Holdings Incorporated †«	96,860	1,054,805
Papa John's International Incorporated	66,720	8,905,118
Wingstop Incorporated	36,169	6,250,003
		18,908,723
Internet & direct marketing retail: 0.69%
CarParts.com Incorporated †	108,110	1,210,832
Fiverr International Limited †	16,650	1,893,105
		3,103,937
Leisure products: 1.25%
YETI Holdings Incorporated †	67,796	5,615,543
Specialty retail: 4.10%
Boot Barn Holdings Incorporated †	99,540	12,248,397
Leslie's Incorporated †	158,592	3,752,287
Lithia Motors Incorporated Class A	8,220	2,440,929
		18,441,613
Textiles, apparel & luxury goods: 2.86%
Crocs Incorporated †	75,180	9,639,580
Deckers Outdoor Corporation †	8,780	3,216,202
		12,855,782
Consumer staples: 3.80%
Beverages: 1.06%
Celsius Holdings Incorporated †	63,900	4,765,023
Food & staples retailing: 1.17%
The Chef's Warehouse Incorporated †	158,570	5,280,381
Food products: 1.57%
Freshpet Incorporated †	52,007	4,954,707
Vital Farms Incorporated †	115,449	2,085,009
		7,039,716
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  11

Portfolio of investments—December 31, 2021

	Shares	Value
Financials: 5.03%
Capital markets: 1.60%
Stifel Financial Corporation	102,335	$ 7,206,431
Insurance: 3.43%
Goosehead Insurance Incorporated Class A	26,507	3,448,031
Kinsale Capital Group Incorporated	50,276	11,960,158
		15,408,189
Health care: 25.26%
Biotechnology: 6.73%
Arcutis Biotherapeutics Incorporated †	147,546	3,060,104
Biohaven Pharmaceutical Holding Company †	18,480	2,546,729
CareDx Incorporated †	38,230	1,738,700
Cytokinetics Incorporated †	40,800	1,859,664
Fate Therapeutics Incorporated †	45,560	2,665,716
Halozyme Therapeutics Incorporated †	140,740	5,659,155
Natera Incorporated †	41,311	3,858,034
Vericel Corporation †	226,190	8,889,267
		30,277,369
Health care equipment & supplies: 10.24%
Axonics Modulation Technologies Incorporated †	115,400	6,462,400
CVRx Incorporated †	59,280	724,994
Figs Incorporated Class A †«	135,630	3,737,963
Nyxoah SA †	31,253	693,817
Orthopediatrics Corporation †	83,601	5,004,356
Outset Medical Incorporated †	61,968	2,856,105
Pulmonx Corporation †	73,623	2,361,090
Shockwave Medical Incorporated †	70,846	12,633,967
SI-BONE Incorporated †	175,798	3,904,474
Silk Road Medical Incorporated †	29,710	1,265,943
Tandem Diabetes Care Incorporated †	26,180	3,940,614
Vapotherm Incorporated †	118,631	2,456,848
		46,042,571
Health care providers & services: 1.48%
Castle Biosciences Incorporated †	107,418	4,605,010
Privia Health Group Incorporated †	79,794	2,064,271
		6,669,281
Health care technology: 3.29%
Inspire Medical Systems Incorporated †	41,940	9,648,716
Phreesia Incorporated †	123,856	5,159,841
		14,808,557
Life sciences tools & services: 3.52%
Akoya Biosciences Incorporated †	111,852	1,712,454
Alpha Teknova Incorporated †	75,581	1,547,899
Codexis Incorporated †	327,167	10,230,512
Neogenomics Incorporated †	69,162	2,359,807
		15,850,672
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2021

	Shares	Value
Industrials: 14.60%
Building products: 2.69%
The AZEK Company Incorporated †	59,073	$ 2,731,536
Zurn Water Solutions Corporation	258,150	9,396,660
		12,128,196
Commercial services & supplies: 2.77%
ACV Auctions Incorporated Class A †	193,658	3,648,515
Casella Waste Systems Incorporated Class A †	103,090	8,805,948
		12,454,463
Construction & engineering: 0.55%
Construction Partners Incorporated Class A †	84,200	2,476,322
Electrical equipment: 1.72%
Regal-Beloit Corporation	45,374	7,721,747
Professional services: 3.11%
ASGN Incorporated †	113,441	13,998,619
Road & rail: 1.93%
Saia Incorporated †	25,792	8,692,678
Trading companies & distributors: 1.83%
SiteOne Landscape Supply Incorporated †	33,970	8,230,252
Information technology: 32.79%
Electronic equipment, instruments & components: 2.90%
Novanta Incorporated †	64,690	11,406,788
Par Technology Corporation †«	30,700	1,620,039
		13,026,827
IT services: 5.45%
BigCommerce Holdings Incorporated Series 1 †	169,200	5,984,604
DigitalOcean Holdings Incorporated †	42,800	3,438,124
Endava plc ADR †	46,134	7,746,821
EVO Payments Incorporated Class A †	131,601	3,368,986
Paymentus Holdings Incorporated A †«	113,929	3,985,236
		24,523,771
Semiconductors & semiconductor equipment: 6.04%
Allegro MicroSystems Incorporated †	176,016	6,368,259
Diodes Incorporated †	74,890	8,223,671
Semtech Corporation †	93,250	8,292,723
Silicon Laboratories Incorporated †	12,870	2,656,625
Skywater Technology Incorporated †«	101,929	1,653,288
		27,194,566
Software: 18.40%
Alkami Technology Incorporated †	139,256	2,793,475
CyberArk Software Limited †	51,900	8,993,232
Domo Incorporated Class B †	68,700	3,407,520
Jamf Holding Corporation †	139,358	5,296,998
Olo Incorporated Class A †	81,376	1,693,435
Paycor HCM Incorporated †	146,061	4,208,017
Q2 Holdings Incorporated †	68,996	5,481,042
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  13

Portfolio of investments—December 31, 2021

	Shares	Value
Software (continued)
Rapid7 Incorporated †	120,918	$ 14,230,839
SimilarWeb Limited †«	74,700	1,337,877
Sprout Social Incorporated Class A †	111,539	10,115,472
SPS Commerce Incorporated †	91,874	13,078,264
Workiva Incorporated †	92,900	12,122,521
		82,758,692
Utilities: 0.32%
Independent power & renewable electricity producers: 0.32%
Sunnova Energy International Incorporated †	51,624	1,441,342
Total Common stocks (Cost $286,129,062)		443,849,658

		Yield
Short-term investments: 3.89%
Investment companies: 3.89%
Allspring Government Money Market Fund Select Class ♠∞		0.03%	6,232,112	6,232,112
Securities Lending Cash Investments LLC ♠∩∞		0.07	11,274,475	11,274,475
Total Short-term investments (Cost $17,506,587)				17,506,587
Total investments in securities (Cost $303,635,649)	102.55%			461,356,245
Other assets and liabilities, net	(2.55)			(11,469,545)
Total net assets	100.00%			$449,886,700

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 555,598	$105,154,999	$ (99,478,485)	$0	$0	$ 6,232,112	6,232,112	$ 1,758
Securities Lending Cash Investments LLC	13,231,250	119,006,023	(120,962,798)	0	0	11,274,475	11,274,475	5,171 #
				$0	$0	$17,506,587		$6,929

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Small Cap Growth Fund

Statement of assets and liabilities—December 31, 2021

Assets
Investments in unaffiliated securities (including $11,007,085 of securities loaned), at value (cost $286,129,062)	$ 443,849,658
Investments in affiliated securities, at value (cost $17,506,587)	17,506,587
Receivable for Fund shares sold	243,017
Receivable for investments sold	156,864
Receivable for securities lending income, net	55,096
Receivable for dividends	15,178
Prepaid expenses and other assets	7,661
Total assets	461,834,061
Liabilities
Payable upon receipt of securities loaned	11,274,475
Management fee payable	319,978
Payable for Fund shares redeemed	225,182
Distribution fee payable	92,005
Administration fees payable	31,998
Trustees’ fees and expenses payable	1,400
Accrued expenses and other liabilities	2,323
Total liabilities	11,947,361
Total net assets	$449,886,700
Net assets consist of
Paid-in capital	$ 236,619,636
Total distributable earnings	213,267,064
Total net assets	$449,886,700
Computation of net asset value per share
Net assets – Class 1	$ 35,203,773
Shares outstanding – Class 1[1]	2,385,401
Net asset value per share – Class 1	$14.76
Net assets – Class 2	$ 414,682,927
Shares outstanding – Class 2[1]	29,529,495
Net asset value per share – Class 2	$14.04
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  15

Statement of operations—year ended December 31, 2021

Investment income
Dividends	$ 382,314
Securities lending income (including from affiliate), net	262,476
Income from affiliated securities	1,758
Total investment income	646,548
Expenses
Management fee	3,639,079
Administration fees
Class 1	29,249
Class 2	334,671
Distribution fee
Class 2	1,043,436
Custody and accounting fees	44,124
Professional fees	64,164
Shareholder report expenses	64,834
Trustees’ fees and expenses	19,219
Other fees and expenses	10,192
Total expenses	5,248,968
Net investment loss	(4,602,420)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	55,782,072
Net change in unrealized gains (losses) on investments	(18,991,009)
Net realized and unrealized gains (losses) on investments	36,791,063
Net increase in net assets resulting from operations	$ 32,188,643
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Small Cap Growth Fund

Statement of changes in net assets

	Year ended December 31, 2021		Year ended December 31, 2020
Operations
Net investment loss		$ (4,602,420)		$ (3,125,684)
Net realized gains on investments		55,782,072		53,245,715
Net change in unrealized gains (losses) on investments		(18,991,009)		109,023,368
Net increase in net assets resulting from operations		32,188,643		159,143,399
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(3,835,125)		(1,435,682)
Class 2		(46,253,009)		(16,630,208)
Total distributions to shareholders		(50,088,134)		(18,065,890)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	403,806	6,327,801	604,357	6,902,098
Class 2	3,593,609	54,641,517	3,286,731	35,875,297
		60,969,318		42,777,395
Reinvestment of distributions
Class 1	270,842	3,835,125	131,233	1,435,682
Class 2	3,428,689	46,253,009	1,582,322	16,630,208
		50,088,134		18,065,890
Payment for shares redeemed
Class 1	(577,421)	(9,014,167)	(675,964)	(7,532,393)
Class 2	(4,137,781)	(61,701,252)	(5,426,711)	(59,526,674)
		(70,715,419)		(67,059,067)
Net increase (decrease) in net assets resulting from capital share transactions		40,342,033		(6,215,782)
Total increase in net assets		22,442,542		134,861,727
Net assets
Beginning of period		427,444,158		292,582,431
End of period		$449,886,700		$427,444,158
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.35	$10.29	$9.66	$10.43	$8.51
Net investment loss	(0.12) [1]	(0.09)	(0.07) [1]	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	1.26	5.80	2.51	0.40	2.24
Total from investment operations	1.14	5.71	2.44	0.35	2.20
Distributions to shareholders from
Net realized gains	(1.73)	(0.65)	(1.81)	(1.12)	(0.28)
Net asset value, end of period	$14.76	$15.35	$10.29	$9.66	$10.43
Total return[2]	7.93%	58.09%	25.31%	1.48%	26.14%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.93%	0.92%	0.94%
Net expenses	0.92%	0.93%	0.93%	0.92%	0.94%
Net investment loss	(0.78)%	(0.76)%	(0.69)%	(0.59)%	(0.65)%
Supplemental data
Portfolio turnover rate	46%	51%	62%	68%	72%
Net assets, end of period (000s omitted)	$35,204	$35,128	$22,925	$19,801	$22,591

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.72	$9.91	$9.38	$10.18	$8.33
Net investment loss	(0.14)	(0.11)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gains (losses) on investments	1.19	5.57	2.43	0.41	2.22
Total from investment operations	1.05	5.46	2.34	0.32	2.13
Distributions to shareholders from
Net realized gains	(1.73)	(0.65)	(1.81)	(1.12)	(0.28)
Net asset value, end of period	$14.04	$14.72	$9.91	$9.38	$10.18
Total return[1]	7.64%	57.78%	24.83%	1.20%	25.86%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.18%	1.17%	1.19%
Net expenses	1.17%	1.18%	1.18%	1.17%	1.19%
Net investment loss	(1.03)%	(1.00)%	(0.95)%	(0.84)%	(0.90)%
Supplemental data
Portfolio turnover rate	46%	51%	62%	68%	72%
Net assets, end of period (000s omitted)	$414,683	$392,316	$269,657	$243,038	$238,460

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Small Cap Growth Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the

20  |  Allspring VT Small Cap Growth Fund

Notes to financial statements
Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2021, the aggregate cost of all investments for federal income tax purposes was $303,891,455 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$176,993,121
Gross unrealized losses	(19,528,331)
Net unrealized gains	$157,464,790
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(4,644,843)	$4,644,843
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring VT Small Cap Growth Fund  |  21

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 7,860,364	$0	$0	$ 7,860,364
Consumer discretionary	67,993,629	0	0	67,993,629
Consumer staples	17,085,120	0	0	17,085,120
Financials	22,614,620	0	0	22,614,620
Health care	113,648,450	0	0	113,648,450
Industrials	65,702,277	0	0	65,702,277
Information technology	147,503,856	0	0	147,503,856
Utilities	1,441,342	0	0	1,441,342
Short-term investments
Investment companies	17,506,587	0	0	17,506,587
Total assets	$461,356,245	$0	$0	$461,356,245
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

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Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $1 billion	0.675
Next $2 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2021, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class 1	0.95%
Class 2	1.20
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2021 were $205,399,694 and $225,635,531, respectively.

Allspring VT Small Cap Growth Fund  |  23

Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 118,932	$ (118,932)	$0
Barclays Capital Incorporated	1,038,780	(1,038,780)	0
BMO Capital Markets Corporation	633,240	(633,240)	0
BNP Paribas Securities Corporation	570,492	(570,492)	0
JPMorgan Securities LLC	1,245,712	(1,245,712)	0
Morgan Stanley & Co. LLC	7,399,929	(7,399,929)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended December 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:
	Year ended December 31
	2021	2020
Ordinary income	$ 5,641,030	$ 0
Long-term capital gain	44,447,104	18,065,890
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$55,803,023	$157,464,790

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Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Allspring VT Small Cap Growth Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Small Cap Growth Fund (formerly, Wells Fargo VT Small Cap Growth Fund) (the Fund), one of the funds constituting Allspring Variable Trust (formerly, Wells Fargo Variable Trust), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 25, 2022

26  |  Allspring VT Small Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $44,447,104 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2021.
For the fiscal year ended December 31, 2021, $5,641,030 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	23,900,737
Shares voted “Against”	1,958,214
Shares voted “Abstain”	2,263,222
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	23,780,897
Shares voted “Against”	1,965,353
Shares voted “Abstain”	2,375,923
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Small Cap Growth Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
Judith M. Johnson** (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring VT Small Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**  Ms. Johnson has resigned from the Board effective December 31, 2021.

Allspring VT Small Cap Growth Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring VT Small Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
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PAR-0122-00231 02-22
AVT7/AR153 12-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Variable Trust has determined that Isaiah Harris and Judith Johnson are each an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris and Ms. Johnson are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended	Fiscal year ended
	December 31, 2021,	December 31, 2020,
Audit fees	$195,810	$192,340
Audit-related fees	—	—
Tax fees (1)	17,300	16,910
All other fees	—	—

	$213,110	$209,250

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of the Allspring Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Allspring Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Multi-Sector Income Fund’s

investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Allspring Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Variable Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	February 25, 2022

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	February 25, 2022